                                                                   Exhibit 10.29

                             PACKAGING DYNAMICS LLC

                              EMPLOYEE 401(k) PLAN

               (As Amended and Restated Effective January 1, 2000)


                                Table of Contents

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ARTICLE 1 - DEFINITIONS .................................................      1
    1.01     Account(s) .................................................      1
    1.02     Approved Leave of Absence ..................................      1
    1.03     Attained Age ...............................................      1
    1.04     Beginning Balance ..........................................      1
    1.05     Beneficiary ................................................      1
    1.06     Board ......................................................      1
    1.07     Closing Balance ............................................      2
    1.08     Code .......................................................      2
    1.09     Committee ..................................................      2
    1.10     Company ....................................................      2
    1.11     Compensation ...............................................      2
    1.12     Effective Date .............................................      2
    1.13     Eligible Employee ..........................................      2
    1.14     Employee ...................................................      3
    1.15     Employer ...................................................      3
    1.16     Employer Discretionary Contribution ........................      3
    1.17     Employer Discretionary Contribution Account ................      3
    1.18     Employer Matching Contribution .............................      3
    1.19     Employer Matching Contribution Account .....................      3
    1.20     ERISA ......................................................      4
    1.21     Highly Compensated Employee ................................      4
    1.22     Hour of Service ............................................      4
    1.23     Leased Employee ............................................      5
    1.24     Limitation Year ............................................      6
    1.25     Normal Retirement Age ......................................      6
    1.26     Normal Retirement Date .....................................      6
    1.27     Participant ................................................      6
    1.28     Participation Date .........................................      6
    1.29     Plan .......................................................      6
    1.30     Plan Administrator .........................................      6
    1.31     Plan Year ..................................................      6
    1.32     Pre-Tax Contribution Account ...............................      6
    1.33     Pre-Tax Contributions ......................................      6
    1.34     Rollover Contribution Account ..............................      6
    1.35     Rollover Contributions .....................................      7
    1.36     Total and Permanent Disability .............................      7
    1.37     Trust ......................................................      7
    1.38     Trust Fund .................................................      7
    1.39     Trustee ....................................................      7
    1.40     Valuation Date .............................................      7
    1.41     Year of Service ............................................      7

ARTICLE II - ELIGIBILITY AND PARTICIPATION ..............................      8
    2.01     Eligibility ................................................      8
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                               Table of Contents

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         2.02     Participation ...................................................................     8
         2.03     Participation Forms .............................................................     8
         2.04     Termination and Reemployment ....................................................     8
         2.05     Change in Employment Status .....................................................     8

ARTICLE III - CONTRIBUTIONS .......................................................................     9
         3.01     Pre-Tax Contributions ...........................................................     9
         3.02     Effective Date of Pre-Tax Salary Reduction Agreement ............................     9
         3.03     Limitations on Pre-Tax Contributions ............................................     9
         3.04     Transfer to Trust ...............................................................     9
         3.05     Modification of Pre-Tax Contributions ...........................................    10
         3.06     Pre-Tax Contribution Account ....................................................    10
         3.07     Limitations on Amount of Pre-Tax Contributions ..................................    10
         3.08     Limitation on Distribution of Pre-Tax Contributions .............................    13
         3.09     Employer Matching Contributions .................................................    13
         3.10     Employer Discretionary Contributions ............................................    13
         3.11     Limitations on Amount of Employer Matching Contributions ........................    13
         3.12     Multiple Use Test ...............................................................    15
         3.13     Limitation to Deductible Amount .................................................    16
         3.14     Qualified Non-Elective Contributions ............................................    16
         3.15     Employer Discretionary Contribution .............................................    16
         3.16     Qualified Employer Matching Contributions ("QMACs") .............................    16
         3.17     Reversion to Employer ...........................................................    16
         3.18     Rollover Contributions ..........................................................    16
         3.19     Continuity of Employment ........................................................    17
         3.20     Re-employed Veterans ............................................................    17

ARTICLE IV - ALLOCATIONS, ACCOUNTING AND ADJUSTMENTS ..............................................    18
         4.01     Valuation .......................................................................    18
         4.02     Composition of the Trust Fund ...................................................    18
         4.03     Allocation of Earnings and Losses ...............................................    18
         4.04     Contributions ...................................................................    18
         4.05     Maximum Annual Additions ........................................................    19
         4.06     Related Employers ...............................................................    21

ARTICLE V - VESTING ...............................................................................    22
         5.01     Pre-Tax Contribution, Rollover Contribution, Qualified Nonelective
                  Contributions, and Qualified Employer Matching Contributions ....................    22
         5.02     Employer Discretionary Contribution Account and Matching Contribution Account ...    22
         5.03     Forfeitures .....................................................................    22

ARTICLE VI - TIME AND METHOD OF PAYMENT ...........................................................    23
         6.01     Distribution Events .............................................................    23
         6.02     Time of Payment .................................................................    23
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                               Table of Contents

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         6.03     Method of Payment ..............................................    23
         6.04     Required Distribution Rules ....................................    24
         6.05     Distribution of Unallocated Contribution .......................    25
         6.06     Certain Delayed Payments .......................................    25
         6.07     Beneficiary ....................................................    26
         6.08     Administrative Powers Relating to Payments .....................    27
         6.09     Small Amounts ..................................................    27
         6.10     Consents, Elections and Revocations ............................    28
         6.11     Hardship Withdrawals ...........................................    28
         6.12     Eligible Rollover Distributions ................................    29
         6.13     Loans ..........................................................    30

ARTICLE VII - JOINT AND SURVIVOR ANNUITY REQUIREMENTS ............................    32
         7.01     Qualified Joint and Survivor Annuity ...........................    32
         7.02     Qualified Preretirement Survivor Annuity .......................    32
         7.03     Definitions ....................................................    32
         7.04     Notice Requirements ............................................    34
         7.05     Exception to the Joint and Survivor Annuity Requirements .......    35

ARTICLE VIII - TOP-HEAVY PROVISIONS ..............................................    36
         8.01     Definitions ....................................................    36
         8.02     Top-Heavy Plan Requirements ....................................    39
         8.03     Minimum Vesting Requirement ....................................    39
         8.04     Minimum Contribution Requirement ...............................    39
         8.05     Coordination with Other Plans ..................................    40

ARTICLE IX - MANAGEMENT OF FUNDS .................................................    41
         9.01     Trust Agreement ................................................    41
         9.02     Exclusive Benefit ..............................................    41
         9.03     Removal of Trustee .............................................    41
         9.04     Powers .........................................................    41
         9.05     Settlement of Accounts .........................................    41

ARTICLE X - PLAN ADMINISTRATION ..................................................    42
         10.01    Administrative Committee .......................................    42
         10.02    Powers and Duties of the Committee .............................    42
         10.03    Exercise of the Committee's Duties .............................    42
         10.04    Organization and Operations of the Committee ...................    43
         10.05    Records and Reports of the Committee ...........................    43
         10.06    Compensation and Expenses of the Committee .....................    43
         10.07    Indemnity of the Committee Members .............................    43

ARTICLE XI - CLAIMS PROCEDURE ....................................................    44
         11.01    Informal Review ................................................    44
         11.02    Formal Review ..................................................    44
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                               Table of Contents

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ARTICLE XII - AMENDMENT AND TERMINATION .........................................    45
         12.01    Amendment .....................................................    45
         12.02    Plan Termination or Discontinuance of Contributions ...........    46
         12.03    Procedure for Becoming an Employer ............................    46

ARTICLE XIII - MISCELLANEOUS ....................................................    47
         13.01    No Contract of Employment .....................................    47
         13.02    Merger or Consolidation of Plan, Transfer of Assets ...........    47
         13.03    Data ..........................................................    47
         13.04    Restrictions Upon Assignments and Creditors' Claims ...........    47
         13.05    Allocation of Fiduciary Duties ................................    48
         13.06    Applicable Law ................................................    48
         13.07    Restriction of Claims Against Trust Fund ......................    48
         13.08    Named Fiduciaries .............................................    48
         13.09    Benefits Payable by Trust Fund ................................    48
         13.10    Successor to Employer or Company ..............................    48
         13.11    Internal Revenue Service Approval .............................    49
         13.12    Deductibility of Employer Discretionary Contributions .........    49

                                  INTRODUCTION
                                  ------------

     Packaging Dynamics LLC ("Packaging Dynamics") adopted the Packaging Dynamics LLC Employee 401(k) Plan (the "Plan") effective July 1, 1999. The Plan was amended from time to time. Packaging Dynamics has three divisions: Bagcraft, IPMC and ICI. "IPMC" and "ICI" each sponsored tax-qualified plans; the IPMC, Inc. Pension and Profit Sharing Retirement Plan (the "IPMC Plan") and the International Converter, Inc. 401(k) Profit Sharing Plan (the "ICI Plan"), respectively. Effective as of July 1, 1999, the IPMC Plan and, effective as of January 1, 2000, the ICI Plan were merged into the Plan.

     It is intended that this Plan together with the Trust satisfies the requirements applicable to a qualified retirement plan under Section 401(a) and 501(a) of the Internal Revenue Code of 1986 ("Code"), and to cash or deferred arrangements under Section 401(k) of the Code, and shall be interpreted to comply with the terms of the Code and ERISA and the applicable regulations and rulings issued thereunder.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

       Whenever used herein with the initial letter capitalized, words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context. All masculine terms shall include the feminine and all singular terms shall include the plural, unless the context clearly indicates otherwise.

1.01   Account(s)
       ----------

       The separate account or accounts, which are maintained for each Participant, including the Pre-Tax Contribution Account, Employer Matching Contribution Account, Employer Discretionary Contribution Account and Rollover Contribution Account.

1.02   Approved Leave of Absence
       -------------------------

       An absence from work approved by an Employer or Related Employers under Named Investment Fiduciary from rules and conditions for all Employees, including a "maternity or paternity leave of absence".

       A "maternity or paternity leave of absence" shall mean, for any Plan Year, an absence from work (for such period as may be required under Section 102(e) of the Retirement Equity Act of 1984 or regulations thereunder) by reason of the Participant's pregnancy, birth of the Participant's child, placement of a child with the Participant in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

1.03   Attained Age
       ------------

       The age in years of an Employee as of the last anniversary of the Employee's date of birth.

1.04   Beginning Balance
       -----------------

       The fair market value of the Trust Fund, each Employer Discretionary Contribution Account, Employer Matching Contribution Account, Pre-Tax Contribution Account and each Rollover Contribution Account as of the Valuation Date immediately preceding the event for which the Beginning Balance is being determined.

1.05   Beneficiary
       -----------

       Any person or persons (or a trust) designated under Section 6.07 to receive a benefit under the Plan after the death of a Participant. This designation may be revoked by a Participant or former Participant as prescribed in Section 6.07.

1.06   Board
       -----

       The Board of Directors of the Company.

1.07   Closing Balance
       ---------------

       The fair market value of the Trust Fund, each Employer Discretionary Contribution Account, Employer Matching Contribution Account, Pre-Tax Contribution Account and Rollover Contribution Account as of the Valuation Date coincident with or next following the event for which the Closing Balance is being determined.

1.08   Code
       ----

       The Internal Revenue Code of 1986, as amended.

1.09   Committee
       ---------

       The person or persons appointed by the Board pursuant to Article X.

1.10   Company
       -------

       Packaging Dynamics, LLC, its successors and assigns, and any corporation into which they may be merged or consolidated or to which all or substantially all of their assets may be transferred. The provisions of the immediately preceding sentence are subject to the successor, assigned, merged or consolidated corporation adopting the Plan and giving notice of such adoption in writing to the Trustee.

1.11   Compensation
       ------------

       (a)   The definition of Compensation is set forth in the Appendix.

       (b) The annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

       (c) Compensation during an Employee's first year of participation shall be recognized as of the first day of the Plan Year in which the Participant entered the Plan.

1.12   Effective Date
       --------------

       The Effective Date of this amended and restated Plan is July 1, 2000. The original effective date of the Plan was July 1, 1999.

1.13   Eligible Employee
       -----------------

       Eligible Employee shall mean all employees of the Employer, excluding Leased Employees, those Employees whose employment is governed by a collective bargaining agreement, unless such agreement includes a provision for retirement benefits that were the subject of good faith bargaining. As of the Effective Date of this amendment and restatement, members of Teamsters Local 743 shall be Eligible Employees.

1.14   Employee
       --------

       An Employee of an Employer, including Leased Employees. However, the term Employee shall exclude any individual who is retained by an Employer to perform services for the Employer (for either a definite or indefinite duration) and is characterized thereby as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of an employee), regardless of such individual's status under common law, including without limitation, any such individual who is or has been determined by a third party, a government agency, board, court or arbitrator, to be an employee of the Employer for any purpose, including for purposes of participation in an employee benefit plan of the Employer (including this Plan) or for purposes of federal, state or local tax withholding, employment tax or employment law.

1.15   Employer
       --------

       The Company and any other Employer which, with the approval of the Board, shall adopt this Plan, in whole or part, for the benefit of its Employees, according to an appropriate written resolution of the board of directors of such Employer. Such an Employer shall execute such documents as may be deemed necessary by the Company. For purposes of eligibility, vesting, breaks in service and restrictions on contributions and benefits, Employer shall also include any member of (a) controlled group in which an Employer is a member within the meaning of Section 414(b) of the Code, (b) an affiliated service group within the meaning of Section 414(m) of the Code, (c) a group of trades or businesses under common control (within the meaning of Code Section 414(c)) of which the Employer is a member, and (d) any other entity required to be aggregated with the Employer pursuant to Section 414(o).

1.16   Employer Discretionary Contribution
       -----------------------------------

       The contribution made to the Employer Discretionary Contribution Account of a Participant by an Employer as provided in Article III.

1.17   Employer Discretionary Contribution Account
       -------------------------------------------

       The separate Account maintained for each Participant to reflect Employer Discretionary Contributions made on behalf of the Participant and any earnings thereon.

1.18   Employer Matching Contribution
       ------------------------------

       The contribution made by the Employer on the condition that the Employee enters a salary reduction agreement to make Pre-Tax Contributions to the Plan, and in such amount provided in accordance with the Appendix, as provided in Article III.

1.19   Employer Matching Contribution Account
       --------------------------------------

       The separate Account maintained for each Participant to which Employer Matching Contributions are allocated.

1.20   ERISA
       -----

       The Employee Retirement Income Security Act of 1974, as amended.

1.21   Highly Compensated Employee
       ---------------------------

       The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees.

       A "highly compensated active employee" includes any Employee who performs service for the Employer during the "determination year" and who:

       (a) was a 5% owner of the Employer (within the meaning of Section 416(i)(1) of the Code) at any time during the Plan Year or the preceding Plan Year; or

       (b) received compensation from the Employer in excess of $80,000 (or such other amount as may be determined by the Secretary of the Treasury) and, effective as of the Plan Year beginning January 1, 2001, was among the "top-paid group" of employees (as defined in Section 414(q)(3) of the Code for the preceding year. In determining a Highly Compensated Employee, "compensation" means compensation as defined in Section 414(q) of the Code.

       For this purpose, the "determination year" shall be the Plan Year.

       A "highly compensated former employee" includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

       The determination of who is a Highly Compensated Employee will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

1.22   Hour of Service
       ---------------

       (a) (1) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by an Employer for the performance of duties. These hours will be credited to the Employee for the computation period in which the duties are performed; and

             (2) Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by an Employer for reasons (such as vacation, sickness, disability, or similar leave of absence) other than for the performance of duties, irrespective of whether the employment relationship has terminated. In no event shall more than five hundred and one (501) Hours of Service be credited for any one continuous period of absence during or for which the Employee receives payment for nonperformance of duties. Hours of Service credited to an Employee under this paragraph will be calculated and credited pursuant to DOL Regulations Section 2530.200b-2; and

             (3) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer. The same Hours of Service will not be credited both under paragraph (1) or paragraph (2), as the case may be, and under this paragraph (3). These hours will be credited to the Employee for the computation period(s) to which the award pertains rather than the computation period in which the award, agreement or payment is made;

             Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Code) of which the Company is a member, and any other entity required to be aggregated with the Employer.

       (b) An individual who is absent from work for maternity or paternity reasons shall receive credit for purposes of vesting and eligibility to participate, for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence;

             (1)   by reason of the pregnancy of the individual,

             (2)   by reason of a birth of a child of the individual,

             (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

             (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

             The Hours of Service credited under this paragraph shall be credited;

             (i) in the computation period in which the absence begins if the crediting is necessary to accrue vesting or participation service that period, or

             (ii)  in all other cases, in the following computation period.

1.23   Leased Employee
       ---------------

       Any person (other than an Employee) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction and control by the recipient employer. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

1.24   Limitation Year
       ---------------

       The Plan Year.

1.25   Normal Retirement Age
       ---------------------

       Normal Retirement Age shall have the meaning set forth in the Appendix.

1.26   Normal Retirement Date
       ----------------------

       Normal Retirement Date shall have the meaning set forth in the Appendix.

1.27   Participant
       -----------

       An Eligible Employee who has met the requirements of Article II for participation in the Plan. The term shall also include, where appropriate, a former Participant who terminated his service with an Employer and is entitled to a benefit hereunder.

1.28   Participation Date
       ------------------

       An Eligible Employee's Participation shall be the first day of the month coinciding with or next following the date the requirements set forth in
       Article II are met, except as provided in the Appendix.

1.29   Plan
       ----

       The Packaging Dynamics LLC Employee 401(k) Plan, as detailed herein.

1.30   Plan Administrator
       ------------------

       The Company.

1.31   Plan Year
       ---------

       A twelve (12) consecutive month period from January 1 to December 31 each year.

1.33   Pre-Tax Contribution Account
       ----------------------------

       The separate Account maintained for each Participant to reflect Salary Reduction Contributions and any earnings thereon.

1.33   Pre-Tax Contributions
       ---------------------

       The contributions made by an Employer that are attributable to the reduction in Compensation a Participant agrees to accept from an Employer each Plan Year as described in Section 3.01 of the Plan.

1.34   Rollover Contribution Account
       -----------------------------

       The separate Account maintained for each Employee or Participant to reflect Rollover Contributions and any earnings thereon.

1.35   Rollover Contributions
       ----------------------

       The amounts contributed by an Employee or a Participant to another retirement plan or retirement arrangement, and which the Employee or Participant rolls into this Plan, subject to the applicable requirements of the Code and regulations to qualify for rollover treatment.

1.36   Total and Permanent Disability
       ------------------------------

       Total and Permanent Disability shall have the meaning set forth in the Appendix.

1.37   Trust
       -----

       The Packaging Dynamics LLC Employee 401(k) Trust, as amended from time to time.

1.38   Trust Fund
       ----------

       All cash, securities and other property, held under the Trust for the purposes of the Plan, and any earnings thereon.

1.39   Trustee
       -------

       The person, persons, entity or entities appointed by the Company as Trustee of the Trust.

1.40   Valuation Date
       --------------

       Each business day that the New York Stock Exchange is open for trading.

1.41   Year of Service
       ---------------

       For vesting and eligibility purposes, a Plan Year during which a Participant is credited with at least 1,000 Hours of Service.

       All Years of Service with other members of a controlled group of corporations (as defined in Code Section 414(b), trades or business Lender common control (as defined in Code Section 414(c), or members of an affiliated service group (as defined, in Section 414(m) shall be credited for purposes of determining an Employee's Years of Service.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

2.01   Eligibility
       -----------

       For purposes of merged plans, any Employee who was eligible, as of the date of merger, to participate in a plan that merged into this Plan shall be eligible to participate in this Plan.

       Each other Employee shall be eligible to participate in the Plan upon the later of the Effective Date or the completion of one-half Year of Service with the Employer and the attainment of age 18, except as otherwise provided for ICI in the Appendix.

2.02   Participation
       -------------

       Each Employee who meets the eligibility requirements described in Section
       2.01 shall become a Participant on the coinciding or next following Participation Date and may enter into a pre-tax salary reduction agreement relating to Compensation earned after the date he becomes a Participant.

2.03   Participation Forms
       -------------------

       Each Participant shall designate a Beneficiary in the manner prescribed by the Committee as provided in Section 6.07. Pre-Tax Contributions to be made pursuant to Article III must be elected by the Participant in the manner prescribed by the Committee.

2.04   Termination and Reemployment
       ----------------------------

       (a)   If an Employee who has met the eligibility requirements of Section
             2.01 terminates employment and is subsequently rehired by an Employer, he shall again be eligible to participate in the Plan on his date of reemployment and may enter into a pre-tax salary reduction agreement to be effective as of the first day of the month following his date of reemployment.

       (b)   If an Employee who has not met the eligibility requirements of
             Section 2.01 terminates employment and is subsequently rehired by an Employer, he shall be eligible to participate in the Plan when he meets the eligibility requirements of Section 2.01, based upon his date of reemployment.

2.05   Change in Employment Status
       ---------------------------

       If an Employee is excluded from participating in the Plan due to the Employee's employment status and the Employee subsequently becomes employed in an employment status eligible for participation in the Plan, all Years of Service of the Employee shall be counted for purposes of eligibility and participation.

                                   ARTICLE III

                                  CONTRIBUTIONS
                                  -------------

3.01   Pre-Tax Contributions
       ---------------------

       Each Participant who has met the eligibility requirements of Section 2.01 may enter into a written salary reduction agreement, in the manner prescribed by the Committee, with his Employer to make Pre-Tax Contributions.

3.02   Effective Date of Pre-Tax Salary Reduction Agreement
       ----------------------------------------------------

       A pre-tax salary reduction agreement shall be effective as of the date(s) set forth in the Appendix.

3.03   Limitations on Pre-Tax Contributions
       ------------------------------------

       A Participant may agree to make Pre-Tax Contributions in the amounts set forth in the Appendix. No Participant shall be permitted to make Pre-Tax Contributions during any calendar year of more than the maximum amount provided under Code Section 402(g) for such calendar year.

       A Participant may request a return of a portion of his Pre-Tax Contributions for a Plan Year, in the event that: (a) he has made Pre-Tax Contributions greater than the maximum amount allowable under Code
       Section 402(g) for the previous taxable year, and (b) he so notifies the Plan Administrator, in the manner prescribed, by March 1 of the amount to be returned. The Plan Administrator shall return such excess Pre-Tax Contributions to the Participant by the next following April 15 in the amount specified in the Participant's notification, together with earnings. A Participant is deemed to notify the Plan Administrator of any excess Pre-Tax Contributions that arise by taking into account only those Pre-Tax Contributions made to this Plan and any other plans of the Employer. The excess Pre-Tax Contributions shall be adjusted for any income or loss up to the last day of the year in which the excess Pre-Tax Contributions were withheld from the Participant's salary, based on the income or loss allocable to all of the Participant's Pre-Tax Contributions for the taxable year multiplied by a fraction where the numerator is the Participant's excess Pre-Tax Contributions for the year and the denominator is the Participant's account balance attributable to Pre-Tax Contributions without income or loss for the taxable year.

3.04   Transfer to Trust
       -----------------

       An Employer shall contribute to the Trust an Employee's Pre-Tax Contributions, as soon as can be reasonably segregated from the Employer's general assets (but not later than the date prescribed by law).

3.05   Modification of Pre-Tax Contributions
       -------------------------------------

       Each Participant may increase, decrease or resume his Pre-Tax Contributions by entering into a new salary reduction agreement in accordance with procedures established by the

      Committee, to be effective as set forth in the Appendix. In addition, each Participant may suspend his Pre-Tax Contributions at any time by entering into a new salary reduction agreement and electing zero percent (0%) Pre-Tax Contributions. Such suspension election shall be made in accordance with procedures established by the Committee, to be effective as set forth in the Appendix.

3.06  Pre-Tax Contribution Account
      ----------------------------

      An Employer shall establish and maintain a Pre-Tax Contribution Account in the name of each Participant who elects to make Pre-Tax Contributions.

3.07  Limitations on Amount of Pre-Tax Contributions
      ----------------------------------------------

      (a) Pre-Tax Contributions by Highly Compensated Employees for a Plan Year shall be subject to the following limitations:

           (1) The Plan Administrator may limit or restrict the amount of Pre-Tax Contributions of Highly Compensated Employees before the end of the Plan Year, in the amount it determines necessary (and in the manner it determines), in order to ensure that the Actual Deferral Percentage ("ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are non-Highly Compensated Employees for the preceding Plan Year satisfies either the test under (A) or (B) below:

                (A) The ADP for Participants who are Highly Compensated Employees is not greater than one hundred twenty-five percent (125%) of the ADP for Participants who are non-Highly Compensated Employees for the preceding Plan Year.

                (B) The ADP for Participants who are Highly Compensated Employees for the Plan Year:

                     (i) does not exceed the ADP for Participants who are non-Highly Compensated Employees for the preceding Plan Year, plus two percent (2%); and

                     (ii) does not exceed two hundred percent (200%) of the ADP for Participants who are non-Highly Compensated Employees for the preceding Plan Year.

                     The Employer may apply paragraph (i) by using the current Plan Year if the Employer so elects, except that if such an election is made, it may not be changed except as provided by the Secretary of the Treasury.

                     "Actual Deferral Percentage" (or "ADP") means the average of the ratios (calculated separately for each Participant in a group) of (i) the amount of Employer Discretionary Contributions (as described below) actually paid to the Trust on behalf of a Participant for the Plan Year to (ii) a Participant's compensation for the Plan Year, whether or not the Employee was a Participant for the entire Plan Year. Employer Discretionary Contributions for this purpose shall include: (i) any Pre-Tax Contributions made pursuant to a Participant's election, including excess Pre-Tax Contributions, but excluding Pre-Tax Contributions that are taken into account in the Actual Contribution Percentage ("ACP") test under Section 3.10 (provided the ADP test is satisfied both with and without exclusion of these Pre-Tax Contributions; and (ii) any qualified non-elective contributions ("QNECs") and qualified matching after-tax contributions ("QMACs"). For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for suspension due to a hardship distribution or for the failure to make Pre-Tax Contributions shall be treated as a Participant who is not making Pre-Tax Contributions.

           (2) For purposes of this Section 3.07, "compensation" means compensation as defined in Section 414(s) of the Code and the regulations thereunder.

           (3) For the ADP test, Pre-Tax Contributions, QNECs and QMACs must be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate. Provided; however, any QNECs or QMACs must be allocated as of a date within the Plan Year to which they relate. A Pre-Tax Contribution will be taken into account under the ADP test for a Plan Year only if it relates to compensation that either would have been received by the Participant in the Plan Year (but for the deferral election) or is attributable to services performed by the Participant in the Plan Year and would have been received by the Participant within 2 1/2 months after the close of the Plan Year (but for the deferral election).

           (4) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of QNECs or QMACs, or both, used in such test.

      (b) The Plan Administrator shall make a determination as of the last day of the Plan Year regarding the maximum Pre-Tax Contribution for each Participant who is a Highly Compensated Employee.

           (1) Any Participant who elected to reduce his salary by more than his maximum permissible amount shall be deemed to have elected to defer the maximum permissible Pre-Tax Contribution as determined by the Plan Administrator. If, as of the end of the Plan Year, any amounts withheld by the Employer for a Participant exceeds the maximum permissible amount determined by the Plan Administrator, the Participant's excess Pre-Tax Contributions, together with interest thereon (if any), shall be returned by the Employer or the Trustee to the Participant as soon as practicable after the end of the Plan Year, but in no event later than the last day of the following Plan Year. The amount of excess Pre-Tax Contributions to be distributed shall be reduced by the excess aggregate contributions previously distributed for the taxable year ending in the same Plan Year.

                If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer with respect to such amounts.

           (2) For purposes of subsection (b)(1) above, Pre-Tax Contributions of Highly Compensated Employees shall be reduced on the basis of the dollar amount of their Pre-Tax Contributions in accordance with regulations issued by the Secretary of the Treasury under
                Section 401(k) of the Code.

           (3) Excess Pre-Tax Contributions shall be adjusted for any income or loss up to the last day of the year in which the excess Pre-Tax Contribution were withheld from the Participant's salary, based on the income or loss allocable to the Participant's Pre-Tax Contributions (and, if applicable, the QNECs and/or QMACs for the Plan Year multiplied by a fraction, where the numerator is the Participant's excess Pre-Tax Contributions for the year and the denominator is the Participant's account balance attributable to Pre-Tax Contributions (and QNECs and/or QMACs, if applicable) without regard to any income or loss occurring during such Plan Year.

      (c) The provisions of this paragraph (c) apply only to Highly Compensated Employees with respect to Plan Years beginning on and after January 1, 1988. The salary reduction arrangement of this Plan and any other plans of the Employer (which include a cash or deferred arrangement under Section 401(k) of the Code and which are considered one plan for purposes of Section 401(a)(4), or 410(b) of the Code) shall be treated as one salary reduction arrangement for purposes of applying the provisions of this Section 3.07. In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this subsection shall be applied by determining the ADP of Employees as if all such plans were a single plan. Plans which are mandatorily disaggregated remain so for purposes of this Section 3.07. For Plan Years. Beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401 (k) of the Code only if they have the same Plan Year.

      (d) The Plan Administrator shall have the right to otherwise limit or reduce the Pre-Tax Contributions of Participants, as it determines necessary and in any manner it determines, to ensure that the aggregate allocation of Pre-Tax Contributions to all Participants will not exceed the amount permitted as a deduction by the Employer pursuant to the Code and to ensure that, with respect to any particular Participant, the amount credited to such Participant's Account for the Plan Year does not exceed the amount permissible under Section 415 of the Code.

      (e) The Plan Administrator may establish such rules and procedures regarding Pre-Tax Contributions under this Plan as it deems appropriate.

      (f) QNECs and/or matching contributions may be treated as Pre-Tax Contributions only if the conditions described in Section 1.401(k)-1(b)(5) of the regulations are satisfied. QNECs and/or Employer Matching Contributions which may be treated as Pre-Tax Contributions for purposes of the ADP test of Section 401(k) must be nonforfeitable when made and subject to the same distribution restrictions that apply to Pre-Tax Contributions, without regard to whether they are actually taken into account as Pre-Tax Contributions.

3.08  Limitation on Distribution of Pre-Tax Contributions
      ---------------------------------------------------

      Distributions of a Participant's Pre-Tax Contribution Account shall not commence prior to the earliest of his retirement, death, Total and Permanent Disability, other termination of employment, or his demonstration of hardship as defined in Section 6.11, except upon the occurrence of an event described in Section 401(k)(10) of the Code.

3.09  Employer Matching Contributions
      -------------------------------

      If a Participant elects to make Pre-Tax Contributions, the Employer shall make an Employer Matching Contribution in an amount as set forth in the Appendix and allocated in accordance with the method set forth in the Appendix. Employer Matching Contributions shall be deposited into the Participant's Employer Matching Contribution Account monthly.

3.10  Employer Discretionary Contributions
      ------------------------------------

      The Employer may, from time to time and subject to the provisions detailed in the Appendix, make Employer Discretionary Contributions to the Plan, to be allocated among the Employees as provided in the Appendix. Any Employer Discretionary Contributions shall be deposited into the Participant's Employer Discretionary Contribution Account on an annual basis.

3.11  Limitations on Amount of Employer Matching Contributions
      --------------------------------------------------------

      (a) To the extent not aggregated with Pre-Tax Contributions for purposes of determining the ADP limitations under Section 3.07, Employer Matching Contributions on behalf of Highly Compensated Employees for 2 Plan Year shall be subject to the following limitations:

           (1) The Plan Administrator may limit or restrict the Employer Matching Contributions of Highly Compensated Employees before the end of the Plan Year, in the amount it determines necessary (and in the manner it determines), in order to ensure that the Actual Contribution Percentage ("ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are non-Highly Compensated Employees for the preceding Plan Year satisfies either the test under (A) or (B) below:

                (A) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are non-Highly Compensated Employees for the preceding Plan Year multiplied by 125%.

                (B) Subject to Section 3.12, the ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are non-Highly Compensated Employees for the preceding Plan Year multiplied by 200%, provided that the ACP for Participants who are Highly Compensated Employees may not exceed the ACP for Participants who are non-Highly Compensated Employees for the preceding Plan Year by more than two (2) percentage points.

                The Employer may apply paragraph (1) by using the current Plan Year if the Employer so elects, except that if such an election is made, it may not be changed except as provided by the Secretary of the Treasury.

                "Actual Contribution Percentage" ("ACP") means the average of the ratios (calculated separately for each Participant in a group) of (i) the amount of Employer Matching Contributions (and other included contributions as described below) actually paid to the Trust on behalf of a Participant for the Plan Year to
                (ii) a Participant's compensation for the Plan Year whether or not the Employee was a Participant for the entire Plan Year. The following contributions shall be included with Employer Matching Contributions for purposes of determining the ACP: (i) any Pre-Tax Contributions made pursuant to the Participant's salary reduction agreement including excess Pre-Tax Contributions, but excluding Pre-Tax Contributions that are taken into account in the Average Deferral Percentage test (provided the ADP test is met before the Pre-Tax Contributions are used in the ACP test and continues to be met following the exclusion of those Pre-Tax Contributions that are used to meet the ACP test); and (ii) at the election of the Employer, QNECs to the extent not taken into account in the average deferral percentage test. For purposes of computing Actual Contribution Percentages, an Employee who would receive an allocation of Employer Matching Contributions but for the failure to make Pre-Tax Contributions shall be treated as a Participant on whose behalf no Employer Matching Contributions are made.

           (2) For purposes of this Section 3.11, "compensation" means compensation as defined in Section 414(s) of the Code and the regulations thereunder.

           (3) For the ACP test, Employer Matching Contributions, Pre-Tax Contributions, and QNECs must be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate.

           (4) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Pre-Tax Contributions or QNECs, or both, used in such test.

           (5) The determination and treatment of the ACP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (b) If it is determined as of the end of the Plan Year that any amounts contributed by the Employer for a Participant exceed the amount determined permissible by the Plan Administrator to meet the ACP test, the excess aggregate contribution, to the extent that it is vested, together with allocable earnings and less allocable losses thereon (if any), shall be returned by the Trustee to the Participant as soon as practicable after the end of the Plan Year, but in no event later than the last day of the following Plan Year. To the extent such excess aggregate contribution is not vested, it shall be forfeited as of the last day of the Plan Year following the Plan Year for which the excess aggregate contribution was made. Vested Employer Matching Contributions with regard to excess Pre-Tax Contributions which were distributed under Section 3.07(b) of the Plan shall also be distributed at the same time and in the same manner as such excess Pre-Tax Contributions. The amount of excess aggregate contributions to be distributed shall be reduced by the excess Pre-Tax Contributions previously distributed for the taxable year ending in the same Plan Year.

           If such vested excess aggregate contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess aggregate amounts arose, a ten (10) percent excise tax will be imposed on the Employer with respect to such amounts.

           For purposes of this subsection, distributions or forfeitures of excess aggregate contributions of Highly Compensated Employees shall occur based on the dollar amount of excess aggregate contributions made on behalf of Highly Compensated Employees in accordance with regulations issued by the Secretary of the Treasury under Section 401(m) of the Code.

           Vested excess aggregate contributions shall be adjusted for any income or loss up to the last day of the year in which the excess contributions were made, based on the income or loss allocable to the Participant's Pre-Tax Contributions, Employer Matching Contributions (and, if applicable, QNECs and QMACs) for the Plan Year multiplied by a fraction, where the numerator is the Participant's excess aggregate contributions for the year and the denominator is the Participant's account balance attributable to "contribution percentage amounts without regard to any income or loss occurring during such Plan Year. For purposes of this subsection, "contribution percentage amounts" shall mean the sum of the Employer Matching Contributions made under the Plan on behalf of the Participant for the Plan Year. Such "contribution percentage amounts" shall include forfeitures of excess aggregate contributions or matching contributions" allocated to the Participant's Account which shall be taken into account in the year in which such forfeiture is allocated. The Employer may elect to include QNECs in the "contribution percentage amounts." The Employer also may elect to use Pre-Tax Contributions in the "contribution percentage amounts" so long as the ADP test is met before the Pre-Tax Contributions are used in the ACP test and continues to be met following the exclusion of those Pre-Tax Contributions that are used to meet the ACP test.

      (c) Employer Matching Contributions shall be distributable only in accordance with the distribution provisions applicable to a Participant's Pre-Tax Contributions.

3.12  Multiple Use Test
      -----------------

         The multiple use test described in Treasury Regulation Section 1.40(m)-2 shall not apply for Plan Years beginning after December 31, 1999.

3.13     Limitation to Deductible Amount
         -------------------------------

         Employer Matching Contributions, Employer Discretionary Contributions and Pre-Tax Contributions under the Plan shall not exceed the amount allowable as a deduction under Section 404 of the Code, as amended from time to time.

3.14     Qualified Non-Elective Contributions
         ------------------------------------

         If provided for in the Appendix, in order to meet the nondiscrimination requirements of Section 401(k) of the Code, the Board may authorize the Employer to make additional contributions applicable only to those Participants who are non-Highly Compensated Employees. Contributions made under this Section 3.14 shall be deemed for all Plan purposes to be Pre-Tax Contributions, and shall be allocated to the Participant's Pre-Tax Contribution Account, except that no Employer Matching Contributions willbe based upon such contributions.

3.15     Employer Discretionary Contribution
         -----------------------------------

         In addition to Employer Matching Contributions, the Employer may, as set forth in the Appendix, pay to the Trustee Employer Discretionary Contributions in an amount as determined by the Board. Any Employer Discretionary Contribution made to the Plan on behalf of a Participant shall be allocated to his Employer Discretionary Contribution Account.

3.16     Qualified Employer Matching Contributions ("QMACs")
         ---------------------------------------------------

         If provided for in the Appendix, in order to meet the nondiscrimination requirements of Section 401(m) of the Code, the Board may authorize the Employer to make additional contributions applicable only to those Participants who are non-Highly Compensated Employees. QMACs are subject to the distribution and nonforfeitability requirements of Code
         Section 401(k) when made. Any QMAC made to the Plan on behalf of a Participant shall be allocated to such Participant's Pre-Tax Contribution Account.

3.17     Reversion to Employer
         ---------------------

         At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and to pay the reasonable expenses of administration of the Plan and Trust, to the extent that such expenses are not paid by an Employer. Notwithstanding the above, a contribution which is made by an Employer by a mistake of fact may be returned to the Employer within one (1) year after the. payment of the contribution to the Trust. If a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code, then, to the extent the deduction is disallowed, such a contribution shall be returned to the Employer within one (1) year after the disallowance of the deduction. All contributions to the Plan are conditioned on their deductibility under Code Section 404.

3.18     Rollover Contributions
         ----------------------

         Any Employee may, regardless of whether he is presently eligible to participate in this Plan and in accordance with procedures approved by the Committee, make Rollover Contributions to the Plan. The Employee shall furnish the Trustee with a written statement that the contribution is a Rollover Contribution, together with such other statements and information as may be required by the Trustee.

3.19     Continuity of Employment
         ------------------------

         Except as expressly provided to the contrary herein, the concept of "employment" shall be deemed to refer equally to employment with any participating Employer, so that for the purpose of measuring Years of Service of for any other purpose under the Plan, employment with any participating Employer shall be deemed to the equivalent of employment with any other participating Employer, and employment with any participating Employer may be combined with employment with any other participating Employer as if all employment had been with any one participating Employer. Regardless of the duration of service with any particular participating Employer in any given year or the number of participating Employers for whom an Employee works, an Employee will not be credited with more than one Year of Service in any Plan Year.

3.20     Re-employed Veterans
         --------------------

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV

                     ALLOCATIONS, ACCOUNTING AND ADJUSTMENTS
                     ----------------------------------------

4.01     Valuation
         ---------

         As of each Valuation Date, the Trustee shall determine the Closing Balance of the Trust, and the Plan Administrator shall determine the Closing Balance of the Employer Discretionary Contribution Account, Employer Matching Contribution Account, if any, Pre-Tax Contribution Account, if any, and Rollover Contribution Account, if any, of each Participant and former Participant. The Closing Balance of these Accounts of each active Participant and former Participant shall be equal to the Beginning Balance of such Accounts plus or minus the applicable adjustments contained in Section 4.03, 4.04, 4.05, 4.06 and 13.12.

4.02     Composition of the Trust Fund
         -----------------------------

         (a) A separate Employer Discretionary Contribution Account shall be maintained for each Participant or Employee covered under the Plan for whom Employer Discretionary Contributions and Employer Matching Contributions are made. Additional Accounts, if necessary, will be maintained for each Participant who elects to make Pre-Tax Contributions pursuant to Section 3.01.

         (b) Each Participant may elect to have his Pre-Tax Contribution Account and Rollover Account, if any, invested among the various investment funds offered in 1% increments.

         (c) A Participant may change his investment election for his Pre-Tax Contribution Account on a daily basis (subject to the approval of the Plan's recordkeeper in the case of excessive transactions). If for any reason multiple investment elections are made on the same day, the last investment election made on any such day will be the investment election that takes effect.

         (d) All investment elections must be made by calling the toll-free number or accessing by such electronic method provided by the Plan Administrator. Such investment elections will be effective the same day, or the next Valuation Date, depending on the time of day such election was made using a toll-free telephone number or using an electronic method designated by the Administrator.

4.03     Allocation of Earnings and Losses
         ---------------------------------

         As of each Valuation Date, the Accounts of each Participant and former Participant shall be adjusted to account for investment earnings or losses. The investment earnings (or losses) of the Trust Fund will equal the sum of all income received and realized and unrealized appreciation since the last Valuation Date, less all charges, expenses and realized and unrealized depreciation since the last Valuation Date.

4.04     Contributions
         -------------

         Employer Discretionary Contributions may be made as set forth in Plan Sections 3.10 and 3.15 and the Appendix. To the extent Employer Discretionary Contributions may be made as set forth in the Appendix, they shall be allocated as follows:

         (a) As of each Valuation Date which coincides with the fast day of the Plan Year, discretionary Employer Discretionary Contributions, if made, shall be allocated as set forth in the Appendix. Such amounts shall be allocated among Participants in the same proportion that each Participant's Compensation bears to the aggregate Compensation of all Participants eligible for Employer Discretionary Contributions.

         (b) As of each Valuation Date, Employer Matching Contributions shall be allocated among those Participants who since the last Valuation Date made Pre-Tax Contributions and were eligible to receive an allocation as provided in the Appendix. Such amounts shall be allocated among Participants who made Pre-Tax Contributions in the matching percentage as set forth in the Appendix.

         (c) As of each Valuation Date, the Pre-Tax Contribution Account, or Rollover Contribution Account, as applicable, of each Participant shall be increased by any Pre-Tax Contributions, or Rollover Contributions made by or on behalf of the Participant since the preceding Valuation Date pursuant to Article III.

4.05     Maximum Annual Additions
         ------------------------

         (a) If the Employer Matching Contribution or Employer Discretionary Contribution that would otherwise be contributed or allocated to a Participant's Account would cause the annual additions for a Limitation Year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the Limitation Year will equal the maximum permissible amount.

              Prior to determining a Participant's actual Compensation for a Limitation Year, the Employer may determine the maximum permissible amount for a Participant on a basis of a reasonable estimate of a Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the maximum permissible amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

              If pursuant to the preceding paragraph there is an excess amount, the excess will be disposed of as follows:

              (1) Any unmatched Pre-Tax Contributions to the extent they would reduce the excess amount will be returned to the Participant.

              (2) If after the application of paragraph (1) an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's account will be used to reduce Employer Discretionary Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary.

              (3) If after the application of paragraph (1) an excess amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Discretionary Contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.

              (4) If a suspense account is in existence at any time during the Limitation Year pursuant to this paragraph, it will not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer Discretionary Contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

        (b)   Definitions.
              -----------

              (1)  Annual additions: The sum of the following amounts credited
                   ----------------
                   to a Participant's Account for the Limitation Year:

                   (A) Employer Discretionary Contributions (including Employer
                       Matching Contributions and Employer Discretionary Contributions); and

                   (B) Employee contributions (but not including Rollover
                       Contributions).

              (2)  Compensation: Compensation as defined in Section 1.11 and
                   ------------
                   excluding the Employee Discretionary Contributions to a plan of deferred compensation (other than as described in Section 402(g)(3) of the Code) which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer Discretionary Contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

                   For purposes of applying the limitations of this Section 4.05, Compensation for a Limitation Year is the Compensation, actually paid or made available in gross income during such Limitation Year. For Limitation Years beginning on and after January 1, 2001, compensation paid or made available during such Limitation Year shall include elective amounts that are not includible in the gross income of the employee by reason of Code Section 132(f)(4).

              (3)  Defined contribution dollar limitation: $30,000, as adjusted
                   --------------------------------------
                   by the Secretary of the Treasury pursuant to Code Section 415(d). Effective as of January 1, 2002, the defined contribution dollar limitation shall be

                       $40,000, as adjusted by the Secretary of the Treasury pursuant to Code Section 415(d).

                   (4) Employer: For purposes of this Section 4.05, Employer
                       --------
                       shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

                   (5) Excess amount: The excess of the Participant's annual
                       -------------
                       additions for the Limitation Year over the maximum permissible amount.

                   (6) Maximum permissible amount: The maximum annual addition
                       --------------------------
                       that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed tile lesser of:

                       (A) the defined contribution dollar limitation, or

                       (B) 100 percent of the Participant's Compensation for
                           Limitation Years after 2001, and 25 percent of the Participant's Compensation for Limitation Years prior to 2002.

4.06      Related Employers
          -----------------

          In the event that more than one Employer becomes signatory to the Plan, completely independent records, allocations and contributions shall be maintained for each Employer.

                                    ARTICLE V

                                     VESTING
                                     -------

5.01     Pre-Tax Contributions, Rollover Contributions, Qualified Non-elective
         ---------------------------------------------------------------------
         Contributions and Qualified Employer Matching Contributions
         -----------------------------------------------------------

         A Participant or former Participant shall at all times be one hundred percent (100%) vested in his Pre-Tax Contribution Account and Rollover Contribution, if any, Account. Notwithstanding any other provision of the Plan, a Participant's right to his or her normal retirement benefit is nonforfeitable upon attainment of Normal Retirement Age while employed by the Employer, upon a Participant's death or Total and Permanent Disability, and upon termination of the Plan.

5.02     Employer Discretionary Contribution Account and Employer Matching
         -----------------------------------------------------------------
         Contribution Account
         --------------------

         A Participant or former Participant shall be vested in his Employer Discretionary Contribution Account and Employer Matching Contribution Account as set forth in the Appendix.

         Any amount in a Participant's Employer Discretionary Contribution Account and Matching Contribution Account which is not vested at the time of the Participant's separation from service shall be forfeited and allocated as provided in the Appendix.

5.03     Forfeitures
         -----------

         Forfeitures of Employer Discretionary Contributions and Employer Matching Contributions shall be used to reduce future Employer Matching Contributions.

                                   ARTICLE VI

                           TIME AND METHOD OF PAYMENT
                           --------------------------

6.01     Distribution Events
         -------------------

         The Committee shall direct the Trustee to make payment of his Accounts to a Participant or his Beneficiary upon termination of the Participant's employment with the Employer (whether by reason of retirement on or after his Normal Retirement Age, death, Total and Permanent Disability, or for other reasons) as provided in this Article Vl.

6.02     Time of Payment
         ---------------

         (a) The distribution of benefits to which a Participant becomes entitled as a result of retirement on or after his Normal Retirement Age, death, Total and Permanent Disability, or termination of employment will generally be made or commence, as of the Valuation Date following date the Trustee receives notification regarding the Participant's termination of employment or change in eligibility status. If the value of a Participant's Accounts exceeds $5,000 or ever exceeded, a distribution will occur before Normal Retirement Age only with the Participant's consent. However, at the election of the Participant or former Participant or Beneficiary, the Committee will defer commencement of payments to a later date, but not later than the applicable date specified in Section 6.04.

              Notwithstanding the foregoing, distribution to an Alternate Payee under a qualified domestic relations order under Code Section 414(p) shall be made as of the Valuation Date following the date of receipt of such qualified order by the Plan Administrator or as of any subsequent Valuation Date, pursuant to the terms of such order.

         (b) Except as provided herein, unless a Participant otherwise elects, the payment of benefits under the Plan to a Participant may not be delayed beyond the later of the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

              (1) the earlier of the date on which the Participant attains age
                  65 or Normal Retirement Age; or

              (2) the tenth (10th) anniversary of the year in which the
                  Participant commenced participation in the Plan; or

              (3) the Participant's termination of service with the Employer.

6.03     Method of Payment
         -----------------

         Except as otherwise provided in Article VII, payment to a Participant or his Beneficiary shall be made in accordance with one of the following forms, as applicable to such Participant or Beneficiary in accordance with the Appendix:

         (a) Annuity (including a Qualified Joint and Survivor Annuity or Qualified Pre-Retirement Survivor Annuity);

         (b)  Single sum, in cash or in kind,

         (c)  Installment payments;

         (d)  Cash-out; or

         (e)  Direct rollover.

6.04     Required Distribution Rules
         ---------------------------

         (a) Notwithstanding any provision in this Plan to the contrary, a Participant's Accounts shall be distributed to him: (i) not later than April 1 of the calendar year following the calendar year in which the later occurs: (A) the Participant attains age 70 1/2, or
              (B) the Participant terminates employment with the Employer; or
              (ii) in the case of a 5% owner, not later than the April 1 of the calendar year in which the Participant attains age 70 1/2. Alternatively, installment payments or annuity payments to a Participant shall begin no later than the April 1 following such calendar year. Installment payments shall be made in an amount not less than the minimum required distribution amount as provided under Code Section 401(a)(9) and regulations promulgated thereunder. Annuity payments must be made over the life of the Participant (or the lives of the Participant and his Beneficiary) or a period not exceeding the life expectancy of the Participant or the life expectancies of the Participant and his Beneficiary.

         (b) If the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (c) If a Participant dies before he has begun to receive any distributions of his interest under the Plan, the death benefit that is payable depends on whether the joint and survivor annuity requirements of Article VII apply, as determined under the terms of the Appendix. A Participant's entire interest must be distributed within five years of his death.

              (1) If the Joint and Survivor Annuity Requirements Apply. In this
                  ----------------------------------------------------
                  case, the death benefit shall be paid in the form of a qualified pre-retirement survivor annuity ("QPSA") or, in the event that the QPSA is defined to be less than 100% of the Participant's vested Account balance, a non-QPSA payment. The QPSA shall be payable in accordance with Section 7.02, unless the Participant has waived such death benefit under the waiver procedures described in that Section. In the event the Participant has waived the QPSA, then such portion of the benefit shall be payable in the same manner as the non-QPSA death benefit. The non-QPSA death benefit is payable in the form and at the time described in Section 6.02.

               (2) If the Joint and Survivor Annuity Requirements Do Not Apply.
                   -----------------------------------------------------------
                   In this case, the entire death benefit is payable in the form and at the time as described in Section 6.02.

          (d) The 5-year distribution requirement of subsection (c) shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than one year after the date of the Participant's death (or such later date as may be prescribed by Treasury regulations). However, in the event the Participant's spouse is his Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, such distribution must commence no later than the date on which the deceased participant would have attained age seventy and one-half (70 1/2). If the surviving spouse dies before the distributions to such spouse begin, then the 5-year distribution requirements of subsection (c) shall apply as if the spouse were the Participant.

          (e) With respect to distributions under the Plan made on or after November 1, 2001 for calendar years beginning on or after January 1, 2001, the Plan shall apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the proposed regulations under Section 401(a)(9) that were issued on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. If the total amount of the required minimum distributions made to a Participant for 2001 prior to October 5, 2001 are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date. If the total amount of required minimum distributions made to a Participant for 2001 prior to October 5, 2001 are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This provision shall continue in effect until the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

6.05      Distribution of Unallocated Contribution
          ----------------------------------------

          If, on the date of termination of a Participant's employment, an Employer shall be holding Plan contributions made by or on behalf of the Participant, but not yet allocated to his specific Accounts, the Employer shall pay such amounts either directly to the Participant (or his Beneficiary, as the case may be), or to the Trustee, to be distributed by the Trustee in accordance with the method of distribution determined under Section 6.03.

6.06      Certain Delayed Payments
          ------------------------

          If the amount of the payment required to commence on the date determined under Section 6.02 cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

6.07  Beneficiary
      -----------

      The Participant may designate a Beneficiary to receive the death benefits described in Section 6.04. Any Beneficiary designation is subject to the rules under (a) through (d) below.

      (a)  Spousal Consent to Beneficiary designation - Post-Retirement Death
           ------------------------------------------------------------------
           Benefit. If a Participant is married at the time distribution
           -------
           commences to the Participant, the Beneficiary of any post-retirement death benefit is the Participant's surviving spouse, regardless of whether the Joint and Survivor Annuity requirements of Article VII apply, unless there is no surviving spouse or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a "qualified election" under
           Section 7.03(d), or makes a valid disclaimer of the benefit. If the Joint and Survivor Annuity requirements apply, the spouse is determined as of the "annuity starting date" for purposes of the spousal consent requirements. If the Joint and Survivor Annuity requirements do not apply, the spouse is determined as of the Participant's date of death for purposes of this spousal consent requirement.

      (b)  Spousal Consent to Beneficiary designation - Pre-Retirement Death
           -----------------------------------------------------------------
           Benefit. The terms of the Appendix set forth whether the Joint and
           -------
           Survivor Annuity requirements apply.

           (1)  If the Joint and Survivor Annuity Requirements Apply. In this
                ----------------------------------------------------
                case, the QPSA death benefit may be payable to a non-spouse Beneficiary only if the spouse consents to the Beneficiary designation, pursuant to the "qualified election" requirements under Section 7.03(d) or makes a valid disclaimer. The non-QPSA death benefit, if any, is payable to the person named in the Beneficiary designation, without regard to whether spousal consent is obtained for such designation. Thus, if a spouse does not properly consent to a Beneficiary designation, the QPSA waiver is invalid, and the QPSA death benefit is still payable to the spouse, but the Beneficiary designation remains valid with respect to any non-QPSA death benefit.

           (2)  If the Joint and Survivor Annuity requirements do no apply. In
                ----------------------------------------------------------
                this case, the surviving spouse (determined at the time of the Participant's death), if any, must be treated as the sole Beneficiary, regardless of any contrary Beneficiary designation, unless there is no surviving spouse, or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a "qualified election" under Section 7.03(d) or makes a valid disclaimer.

      (c)  Default beneficiaries. To the extent a Beneficiary has not been named
           ---------------------
           by the Participant (subject to the spousal consent rules discussed above) and is not designated under the terms of this Plan to receive all or any portion of the deceased Participant's death benefit, such amount shall be distributed to the Participant's surviving spouse (if the Participant was married at the time of death).

           If the Participant does not have a surviving spouse at the time of death, distribution will be made to his named secondary beneficiary. If the Participant does not have a surviving spouse or a named secondary beneficiary, the distribution will be made to his estate.

      (d) Subject to subsection (b) of this Section 6.07, each Participant or former Participant shall have the right to designate, in a manner prescribed by the Committee, a person or persons, or entity or entities, to receive any benefits which may become payable upon his death or any installments under Section 6.03(b) remaining unpaid at his death. Successive designations may be made, and the last valid designation received by the Committee prior to the Participant's death shall be effective and shall revoke all prior designations. If a designated Beneficiary shall die before the Participant or former Participant, his interest shall terminate and, unless otherwise provided in the written designation, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Participant or former Participant. The Participant or former Participant shall have the right to revoke the designation of any Beneficiary without the consent of the Beneficiary, unless such Beneficiary is the spouse of the Participant.

      (e) Notwithstanding any provision in the Plan to the contrary, the designated Beneficiary of a married Participant shall be his spouse, unless the spouse consents, in writing, to a designation by the Participant of a different Beneficiary (which consent shall be in accordance with Section 6.10).

      (f) The Committee may determine the identity of the distributees and in so doing may act and rely upon any information it may deem reliable upon reasonable inquiry, or upon any affidavit, certificate, or other paper believed by it to be genuine, or upon any evidence believed by its sufficient.

6.08  Administrative Powers Relating to Payments
      ------------------------------------------

      If a Participant, former Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is unable, in the opinion of the Committee, to attend properly to his personal financial matters, the Trustee may make such payments in such of the following ways as the Committee shall direct:

      (a)  To such Participant, former Participant or Beneficiary;

      (b) To the legal representative of such Participant, former Participant or Beneficiary; or

      (c) To the legal guardian of the Participant or Beneficiary, for the benefit of such Participant, former Participant, or Beneficiary.

      Any payment made pursuant to this Section 6.08 shall be in complete discharge of the obligation for such payment under the Plan.

6.09  Small Amounts
      -------------

      If the value of the Participant's Accounts does not exceed $5,000 and has not exceeded $5,000 at the time of any prior distribution, the Committee shall direct that such benefit be paid to the Participant or Beneficiary in a single sum in cash. Provided, however, if the value of the Participant's Accounts exceeds $5,000 or has ever exceeded $5,000, a distribution shall occur prior to age 65 only with the Participant's consent.

6.10  Consents, Elections and Revocations
      -----------------------------------

      Any consents, elections and revocations provided for in this Article VI shall be made by the Participant in writing during the applicable election period. If the Participant's spouse is required to join in any such consent or election, such spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. At the time of such election, the Participant shall designate a Beneficiary or a form of benefit which may not be changed without spousal consent. Such spousal consent shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances exist that may be prescribed by Treasury regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the applicable election period. Any new election must comply with the requirements of this Section 6.10 of the Plan. A former spouse's waiver shall not be binding on a new spouse.

6.11  Hardship Withdrawals
      --------------------

      A Participant who has a Pre-Tax Contribution Account may elect in writing to withdraw at any time any amount up to the lesser of (i) the balance of his Pre-Tax Contribution Account, or (ii) the balance of his Pre-Tax Contribution Account reduced by all allocations of earnings and increased by all allocations of losses subject to the following conditions:

      (a) Any request for a withdrawal must be submitted in accordance with procedures established by the Committee.

           All hardship withdrawals are subject to approval by the Committee. Such a withdrawal shall be permitted only to the extent that the withdrawal is made on account of a hardship based on a Participant's immediate and heavy financial need and is necessary to satisfy such financial need.

      (b) For purposes of this Section; hardship is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources. Financial needs considered immediate and heavy shall include:

           (i) nonreimbursable medical expenses (within the meaning of Section 213(d) of the Code) of the Participant, or the Participant's spouse, children, or dependents (as defined in Section 152 of the Code);

           (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant;

           (iii) payment of tuition, or related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents (as defined in Section 152 of the Code); or

           (iv) the need to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.

      (c) A distribution generally may be treated as necessary to satisfy a financial need if the Employer relies upon the Employee's written representation, unless the Employer has actual knowledge to the contrary, that the need cannot reasonably be relieved:

           (1)  Through reimbursement or compensation by insurance or otherwise;

           (2)  By liquidation of the Employee's assets;

           (3) By cessation of elective contributions or Employee contributions under the Plan; or

           (4) By other distributions or nontaxable (at the time of the loans) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms, in an amount sufficient to satisfy the need.

      (d) Such a withdrawal shall be charged against the Participant's Pre-Tax Contribution Account.

      (e) Participants are prohibited from making Pre-Tax Contributions for a period of 12 months following receipt of a hardship withdrawal.

6.12  Eligible Rollover Distributions
      -------------------------------

      (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 6.12, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b)  Definitions
           -----------

           (1) "Eligible rollover distribution" -- An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or, joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any hardship distribution described in Code Section 401(K)(2)(B)(i)(iv).

           (2) "Eligible retirement plan" -- An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section.408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

           (3) "Distributee" - A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.


           (4) "Direct rollover" -- A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

      (c) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

           (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

           (2) the Participant, after receiving the notice, affirmatively elects a distribution.

6.13  Loans
      -----

      Upon the application of any Participant, using the method selected by the Committee, a loan or loans from the Participant's Accounts to such Participant may be granted in accordance with rules established by the Committee and upon the following specific conditions:

      (a) The loan is none which is not made available to highly-compensated Participants in an amount greater in proportion to the size of such Participants' Accounts than that available to other Participants;

      (b) The loan shall bear reasonable interest consistant with its nature as a prudent investment of the Trust. At the time any loan is approved, the Committee shall establish a reasonable interest rate thereon, taking into account such factors as (i) the amount of the requested loan; (ii) the term during which the requested loan would be outstanding, and (iii) the security held under the requested loan;

      (c) The loan shall be adequately secured by assignment of a portion of the Participant's Accounts in an amount equal to the principal amount of the loan. In the event that a Participant shall default upon his obligation to repay amounts loaned to him, the Trustee may offset amounts owed by such Participant against benefits owed to him hereunder without being in violation of Section 13.04. To the extent the loan is secured against an Account that is subject to the terms of Article VII, such loan may not be made without the prior written consent of the Participant's spouse. In addition, any Participants employed by ICI must obtain spousal consent prior to securing a loan;

      (d)  The minimum amount shall be $1,000.

      (e) The maximum amount which may be loaned hereunder to any Participant will be established by the Committee and, whether by one or more loans, shall not exceed the lesser of (i) $50,000, reduced by the excess (if any) of the highest outstanding balance of all loans to the Participant from all tax_qualified plans of the Employer during the one_year period ending on the day before the date on which such loan is made, over the outstanding balance of all loans to the Participant from all tax_qualified plans of the Employer on the date on which such loan is made, or (ii) fifty percent (50%) of the vested balance of the Participant's Accounts;

      (f) Any loan shall by its terms require that repayment of principal and interest be amortized in level payments not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time will be used as the principal residence of the Participant; and

      (g) Subject to the terms set forth in the Appendix, the Committee shall adopt a loan policy, provided that it shall not conflict with the Plan. Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of this Plan.

                                   ARTICLE VII

                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS
                     ---------------------------------------

This Article provides rules concerning the application of the Joint and Survivor Annuity requirements under this Plan. The provisions of this Article apply only as provided in the Appendix.

7.01  Qualified Joint-and Survivor Annuity
      ------------------------------------

      If the Joint and Survivor Annuity requirements apply to a Participant as set forth in the Appendix, any distribution from the Plan to that Participant must be in the form of a qualified joint and survivor annuity ("QJSA") (as defined in Section 7.03(a), unless the Participant (and the Participant's spouse, if the Participant is married) elects to receive the distribution in an alternative form. Any election of an alternative form of distribution must be pursuant to a "qualified election." Only the Participant shall be required to consent (pursuant to Section 7.06) to the commencement of a distribution in the form of a QJSA.

7.02  Qualified Pre-retirement Survivor Annuity
      -----------------------------------------

      If the Joint and Survivor Annuity requirements apply to a Participant who dies before the annuity starting date, the spouse of that Participant is entitled to receive a qualified pre-retirement survivor annuity ("QPSA") (as defined in Section 7.03(b)), unless the Participant and spouse have waived the QPSA pursuant to the requirements for a "qualified election." A surviving spouse is not entitled to a QPSA benefit if the Participant and surviving spouse were not married throughout the one year period ending on the date of the Participant's death. Any portion of a Participant's vested Account balance that is not payable to the surviving spouse as a QPSA (or other form elected by the surviving spouse) constitutes a non-QPSA death benefit and is payable under the rules described in Section 6.02.

7.03  Definitions
      -----------

      (a)  Qualified Joint and Survivor Annuity("QJSA")
           --------------------------------------------

           A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the spouse. If the Participant is not married as of the "annuity starting date", the QJSA is an immediate annuity payable over the life of the Participant. The survivor annuity must provide for payments to the surviving spouse equal to 50% of the payments which the Participant is entitled under the annuity during the joint lives of the Participant and the spouse.

      (b)  Qualified Preretirement Survivor Annuity ("QPSA")
           -------------------------------------------------

           A QPSA is an annuity payable over the life of the surviving spouse which is purchased using 50% of the Participant's vested Account Balance as of the date of the death. The remaining vested Account Balance will be distributed in accordance with the death distribution provisions under Section 6.04.

           The surviving spouse may elect to have the QPSA distributed at any time following the Participant's death (subject to the required minimum distribution rules under Article VI) and may elect to receive distribution in any form permitted under Section 6.03 of the Plan. If the surviving spouse fails to elect distribution upon the Participant's death, the QPSA benefit will be distributed in accordance with Section 6.04.

      (c)  Annuity Starting Date
           ---------------------

           The "annuity starting date" is the date an employee commences distributions from the Plan. If distribution is made in the form of an annuity, the "annuity starting date" is the first day of the first period for which annuity payments are made.

      (d)  Qualified Election
           ------------------

           A Participant (and the Participant's spouse) may waive the QJSA or QPSA pursuant to a "qualified election". If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, any waiver signed by the Participant is deemed to be a "qualified election". For this purpose, a former spouse of the Participant will be treated as the spouse or surviving spouse and any current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order ("QDRO").

           A "qualified election" is a written election signed by both the Participant and the Participant's spouse (if applicable), which specifically acknowledges the effect of the. election. The spouse's consent must be witnessed by a plan representative or notary public. In the case of a waiver of the QJSA, the election must designate an alternative form of benefit payment, which may not be changed without spousal consent (unless the spouse expressly permits the Participant to change the form of payment without any further spousal consent.) In the case of a waiver of the QPSA, the election must be made within the "QPSA election period" and the election must designate a specific alternate Beneficiary, including any class of Beneficiaries of any contingent Beneficiaries, which may not be changed without spousal consent (unless the spouse expressly permits the Participant to change the Beneficiary designation without any further spousal consent.)

           Any consent by a spouse under a "qualified election" (or the determination that the consent of a spouse is not required) shall be effective only with respect to such spouse. If the "qualified election" permits the Participant to change a payment form or Beneficiary designation without any further consent by the spouse, the "qualified election" must acknowledge that the spouse has the right to limit consent to a specific form of benefit or a specific Beneficiary, as applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 7.05 below.

      (e)  QPSA Election Period
           --------------------

           A Participant (and the Participant's spouse) may waive the QPSA at any time during the "QPSA election period." The "QPSA election period" is the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account balance as of the date of separation, the "QPSA election period" begins on the date of separation.

      (f)  Pre-Age 35 Waiver
           -----------------

           A Participant who as not yet attained age 35 as of the end of a Plan Year may make a special "qualified election" to waive, with spousal consent, the QPSA for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election is not valid unless the Participant receives the proper notice required under Section 7.04 below. QPSA coverage is automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date must satisfy all the requirements for a "qualified election".

7.04  Notice Requirements
      -------------------

      (a)  For Qualified Joint and Survivor Annuity ("QJSA")

           In the case of a QJSA, the Plan Administrator shall provide each Participant with a written explanation of: (1) the terms and conditions of the QJSA; (2) the Participant's right to make and the effect of an election to waive the QJSA form of benefit; (3) the rights of the Participant's spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the QJSA. The notice must be provided to each Participant under the Plan no less than 30 days and no more than 90 days prior to the "annuity starting date".

           A Participant may commence receiving a distribution in a form other than a QJSA less than 30 days after receipt of a written explanation described in the preceding paragraph provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the QJSA and elect (with spousal consent) a form of distribution other than a QJSA; (2) the Participant is permitted to revoke any affirmative distribution election at least until the "annuity starting date" or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the QJSA is provided to the Participant; and (3) the "annuity starting date" is after the date the written explanation was provided to the Participant. The "annuity starting date" may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period.

      (b)  For Qualified Pre-retirement Survivor Annuity ("QPSA")

           In the case of a QPSA, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the QPSA in such terms and in such manner as would be comparable to the explanation provided for the QJSA in Section (a) above. The applicable period for a

           Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period ending after the individual becomes a Participant; or (3) a reasonable period ending after the joint and survivor annuity requirements first apply to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

           For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2) and (3) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

7.05  Exception to the Joint and Survivor Annuity Requirements
      --------------------------------------------------------

      If as of the "annuity starting date", the vested Account balance (if the QJSA is payable) or the value of the QPSA death benefit does not exceed $5,000, the Participant or surviving spouse, as applicable, will receive a lump sum distribution pursuant to Section 6.09, in lieu of any QJSA or QPSA benefits. If a Participant's vested Account Balance exceeds $5,000 at the time of any distribution from the Plan, the Participant's vested Account Balance is deemed to exceed $5,000 for purposes of determining whether the QJSA is payable. The rule in the preceding sentences is known as the "lookback rule." The lookback rule will not apply to the QJSA or QPSA requirements after the effective date of any repeal of the lookback rule that is announced in final regulations issued by the Internal Revenue Service.

                                  ARTICLE VIII

                              TOP-HEAVY PROVISIONS
                              --------------------

The provisions of this Article VIll shall not apply to Participants who are members of Teamsters Local 743.

8.01  Definitions
      -----------

      For the purpose of this Article VILL, the following terms, when used with initial capital letters, shall have the following respective meanings:

      (a)  Aggregation Group
           -----------------

           Permissive Aggregation Group or Required Aggregation Group, as the context shall require.

      (b)  Compensation
           ------------

           The amount of Compensation from an Employer that would be stated on a Participant's Form W-2 for federal income tax purposes for the calendar year that ends with or within the Plan Year.

      (c)  Determination Date
           ------------------

           For any Plan Year, the last day of the immediately preceding Plan Year, except that in the case of the first Plan Year, the Determination Date shall be the last day of such first Plan Year.

      (d)  Extra Top-Heavy Group
           ---------------------

           An Aggregation Group if, as of the Determination Date, the sum of the present value of the aggregate accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group and benefit plans included in the Aggregation Group and the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group is more than ninety percent (90%) of a similar sum determined for all Employees in such plans. For purposes of determining such sums, aggregate distributions made to any Employee during the five (5) consecutive Plan Years ending with the Plan Year that includes the Determination Date shall be included. The aggregate accrued benefits and/or the aggregate of accounts of former Employees who have not performed any service for an Employer maintaining the Plan at any time during the five-year period ending on the Determination Date shall be excluded from the foregoing calculation.

      (e)  Extra Top-Heavy Plan
           --------------------

           (1) Except as provided by paragraph (2) of this subsection, the Plan shall be an Extra Top-Heavy Plan if as of a Determination Date:

                (A) the aggregate of Top-Heavy Account Balances for Key Employees is more than ninety percent (90%) of the aggregate of the Top-Heavy Account Balances for all Employees, excluding for this purpose the aggregate Top-Heavy Account Balances of Former Key Employees; or

                (B) the Plan is included in a Required Aggregation Group which is an Extra Top-Heavy Group.

           (2) If the Plan is included in a Permissive Aggregation Group which is not an Extra Top-Heavy Group, the Plan shall not be an Extra Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be an Extra Top-Heavy Plan under paragraph (1) of this subsection.

      (f)  Former Key Employee
           -------------------

           A Non-Key Employee with respect to a Plan Year who was a Key Employee in a prior Plan Year. Such term shall also include his Beneficiary in the event of his death.

      (g)  Key Employee
           ------------

           An Employee or former Employee (and the Beneficiaries of such Employee) who, at any time during the current Plan Year or any of the four preceding Plan Years, is:

           (1) an officer of the Employer having an annual Compensation greater than 150% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year (limited to no more than fifty
                (50) Employees or, if lesser, the greater of three (3) or ten percent (10%) of the Employees);

           (2) one of the ten (10) Employees who, (A) owns (or are considered as owning within the meaning of Section 318 of the Code) during the Plan Year containing the Determination Date or any of the four preceding Plan Years the largest percentage ownership interests in value of the Employer and (B) have, during the Plan Year of ownership, annual Compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;

           (3) a five percent (5%) owner (as such term is defined in Section 16(i)(1)(B)(i) of the Code); or

           (4) a one percent (1%) owner (as such term is defined in Section 416(i)(1)(B)(ii) of the Code) having an annual Compensation of more than $150,000.

           The term "Key Employee" shall also include such Employee's Beneficiary in the event of his death.

      (h)  Non-Key Employee
           ----------------

           An Employee or former Employee who is not a Key Employee. Such term shall also include his Beneficiary in the event of his death.

      (i)  Permissive Aggregation Group
           ----------------------------

           The group of qualified plans of an Employer consisting of:

           (1)  the plans in the Required Aggregation Group; plus

           (2) one (1) or more plans designated from time to time by the Employer that are not part of the Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered with the Required Aggregation Group.

      (j)  Required Aggregation Group
           --------------------------

           The group of qualified plans of an Employer consisting of:

           (1) each plan in which a Key Employee participates in the Plan Year containing the Determination Date, or any of the four (4) preceding Plan Years, plus

           (2) each other plan which enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code.

      (k)  Top-Heavy Account Balances
           --------------------------

           An Employee's or former Employee's (or his Beneficiary's) aggregate balance standing to his Account as of the Valuation Date coinciding with or immediately preceding the Determination Date (as adjusted by the amount of any Employer Discretionary Contributions made or due to be made after such Valuation Date but before the expiration of the extended payment period in Section 412(c)(10) of the Code), provided, however, that such balance shall include the aggregate distributions made to such Employee or former Employee (or Beneficiary) during the five (5) consecutive Plan Years ending with the Plan Year that includes the Determination Date. The Account of a former Employee who had not performed any service with any Employer during the five-year period ending on the Determination Date shall be excluded in determining Top-Heavy Account Balances under the Plan.

      (l)  Top-Heavy Group
           ---------------

           An Aggregation Group if, as of the Determination Date, the sum of the present value of the aggregate accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group and the aggregate of the Accounts of Key Employees under all defined contribution plans included in the Aggregation Group is more than sixty percent (60%) of a similar sum determined for all Employees in such plans. For purposes of determining such sums, aggregate distributions made to any Employee during the five (5) consecutive

           Plan Years ending with the Plan Year that includes that Determination Date shall be included. The aggregate accrued benefits and/or the aggregate of Accounts of former Employees who have not performed any service for any Employer maintaining the Plan at any time during the five-year period ending on the Determination Date shall be excluded from the foregoing calculation.

      (m)  Top-Heavy Plan
           --------------

           (1) Except as provided by paragraph (2) of this subsection, the Plan shall be a Top-Heavy Plan, if as of a Determination Date:

                (A) the aggregate of Top-Heavy Account Balances for Key Employees is more than sixty percent (60%) of the aggregate of the Top-Heavy Account Balances for all Employees, excluding for this purpose the aggregate Top-Heavy Account Balances for Former Key Employees; or

                (B) the Plan is included in a Required Aggregation Group which is a Top-Heavy Group.

           (2) If the Plan is included in a Permissive Aggregation Group which is not a Top-Heavy Group, the Plan shall not be a Top-Heavy Plan notwithstanding the fact that the Plan would otherwise be a Top-Heavy Plan under paragraph (1) of this subsection.

8.02  Top-Heavy Plan Requirements
      ---------------------------

      Notwithstanding any other provisions of the Plan to the contrary, if the Plan is a Top-Heavy Plan for any Plan Year, the Plan shall then satisfy the following requirements for such Plan Year:

      (a)  the minimum vesting requirement as set forth in Section 8.03;

      (b)  the minimum contribution requirement as set forth in Section 8.04;

      (c)  the adjustment to maximum benefits and allocations as set forth in
           Section 8.05.

8.03  Minimum Vesting Requirement
      ---------------------------

      A Participant or former Participant shall at all times be one hundred percent (100%) vested in his Accounts.

8.04  Minimum Contribution Requirement
      --------------------------------

      (a) If the Plan is a Top-Heavy Plan for any Plan Year, then each Participant who is a Non-Key Employee shall be entitled to an allocation from Employer Base Contributions which is at least equal to three percent (3%) of his Compensation for such Plan Year).

      (b) The percentage minimum contribution requirement set forth in paragraph (a) with respect to a Plan Year shall not exceed the percentage at which Employer

                  Discretionary Contributions, including Pre-Tax Contributions, are made (or required to be made) under the Plan for such Plan Year for the Key Employee for whom such percentage is the highest for such Plan Year. The determination referred to in the immediately preceding sentence shall be determined for each Key Employee by dividing the Employer Discretionary Contributions (including amounts that the Employee elects to defer pursuant to Section 401(k) of the Code) allocated to such Key Employee in that Plan Year by such Key Employee's Compensation for such Plan Year.

         (c) The percentage minimum contribution requirement as set forth in paragraph (a) above may also be reduced or eliminated in accordance with Section 8.05.

         (d) For purposes of paragraph (b) above, contributions taken into account shall include like contributions under all other defined contribution plans in the Required Aggregation Group, excluding any such plan in the Required Aggregation Group if that plan enables a defined benefit plan in such Required Aggregation Group to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

         (e) The minimum benefit provided for herein shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of:

                  (1) the Participant's failure to complete 1,000 Hours of Service; or

                  (2)    Compensation less than a stated amount.

                  The preceding sentence shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year. Further, said sentence shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of an Employer and the minimum allocation of benefit requirement applicable to Top-Heavy Plans will be met in the other plan or plans.

                  In the event that a Participant participates in both a defined benefit and a defined contribution plan sponsored by an Employer, the minimum contribution/benefit required by Section 416(c) of the Code shall be provided under the defined benefit plan.

8.05     Coordination with Other Plans
         -----------------------------

         (a) In applying this Article VIII, an Employer required to be combined under Section 414(b), (c), or (m) of the Code shall be treated as a single employer, and the qualified plans maintained by such single employer shall be taken into account.

         (b) In the event that another defined contribution plan or defined benefit plan maintained by an Employer provides contributions or benefits on behalf of Participants in this Plan, such other plan(s) shall be taken into account in determining whether this Plan satisfies Section 8.02; and the minimum contribution required for a Non-Key Employee in this Plan under Section
                  8.04 will be reduced or eliminated, in accordance with the requirements of Section 416 of the Code and the Regulations thereunder, if a minimum contribution or benefit is made or accrued in whole or in part in respect of such other plan(s).

                                     ARTICLE

                               MANAGEMENT OF FUNDS
                               -------------------

9.01     Trust Agreement
         ---------------

         The Employer has entered into a Trust with the Trustee to hold the fund necessary to provide the benefits under this Plan. The Trust shall be deemed to form a part of the Plan, and all rights of Participants or others under this Plan shall be subject to the provisions of the Trust.

9.02     Exclusive Benefit
         -----------------

         Contributions and earnings thereon shall be received, held in Trust, and disbursed by the Trustee in accordance with the provisions of the Trust and this Plan. No part of the Trust shall be used for or diverted to purposes other than for the exclusive benefit of Participants, former Participants, retired Participants, disabled Participants or their Beneficiaries under this Plan, except as provided in Section 3.17 and 13.04. No person shall have any interest in or right to the Trust Fund or any part thereof, except as specifically provided for in this Plan and the Trust.

9.03     Removal of Trustee
         ------------------

         The Board may remove the Trustee at any time upon the notice required by the terms of the Trust and, upon such removal or upon the resignation of the Trustee, the Board shall appoint a successor Trustee.

9.04     Powers
         ------

         The Trustee shall have such powers to hold, invest, reinvest, or to control and disburse the funds as at that time shall be set forth in the Trust or in this Plan.

9.05     Settlement of Accounts
         ----------------------

         The Trust may contain provisions granting authority to an Employer to settle the Accounts of the Trustee on behalf of all persons having or claiming an interest in the Trust.

                                    ARTICLE X

                               PLAN ADMINISTRATION
                               -------------------

10.01    Committee
         ---------

         The Board shall appoint an administrative committee, to be known as the "Committee," to assist the Company (which is the Plan Administrator) in the administration of the Plan, to keep records of Accounts, and to notify each Participant, former Participant, or Beneficiary of his benefit. The members of the Committee shall serve at the pleasure of the Board; they may be officers, directors, or employees of an Employer or any other individuals. Any member may resign by delivering his written resignation to the Board. Vacancies arising by resignation, death, removal or otherwise shall be filled by the Board. The Company shall advise the Trustee in writing of the names of the members of the Committee and of any changes in membership. The Committee shall consist of up to three (3) persons.

10.02    Powers and Duties of the Committee
         ----------------------------------

         The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. The Committee shall direct the Trustee in writing concerning all payments that shall be made out of the Trust pursuant to the Plan. Such written order to the Trustee shall specify the name of the person, his address, and the amount and frequency of payments. The Committee shall make recommendations to the Board with respect to the appointment and dismissal of investment managers under the Trust and will review the performance of the investment managers periodically. The Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to questions of eligibility and the status and rights of Participants, former Participants, Beneficiaries, and other persons. Any such determination by the Committee shall be conclusive and binding upon all persons. The regularly kept records of the Employers shall be conclusive and binding upon all persons with respect to an Employee's Years of Service, date and length of employment, amount of Compensation, type and length of any absence from work and all other matters contained therein relating to Employees. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances. If challenged in court, the Committee's determinations shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious based on the evidence considered by the Committee at the time of such determination. The Committee may take any steps it deems necessary and advisable pursuant to the Internal Revenue Service's Administrative Policy Regarding Self Correction program to correct any operational violations that occur in the administration of the Plan.

10.03    Exercise of the Committee's Duties
         ----------------------------------

         The Committee and the Trustee shall discharge their duties:

         (a) For the exclusive purpose of providing benefits to Plan Participants, former Participants, and Beneficiaries; and

         (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

10.04    Organization and Operations of the Committee
         --------------------------------------------

         (a) The Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs and, with the consent of the Company may appoint such accountants, counsel, actuaries, and other person as it deems necessary or desirable in connection with the administration of this Plan. The Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in relying upon, any opinions or reports that shall be furnished to it by any such accountant, counsel, actuary, or other specialist.

         (b) The Committee shall act by a majority vote of its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting. The signature of any one of the members will be sufficient to authorize Committee action. A Committee member shall not participate in discussions of or vote upon matters pertaining to his own participation in the Plan, except to the extent such matters affect Participants generally.

         (c) The Committee may authorize any one of its members or any other person to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of such member or person. The Trustee thereafter shall accept and rely upon any document executed by such member or person as representing action by the Committee, until the Committee shall file with the Trustee a written revocation of such designation.

10.05    Records and Reports of the Committee
         ------------------------------------

         The Committee shall keep a record of all its proceedings and acts and shall keep all such records and other data as may be necessary for the proper administration of the Plan. The Committee shall notify the Trustee of any action taken by the Committee relative to the Trustee's role hereunder and, when required, shall notify any other interested person or persons.

10.06    Compensation and Expenses of the Committee
         ------------------------------------------

         The members of the Committee shall serve without compensation for service as such, but all proper expenses incurred by the Committee incident to the functioning of the Plan shall be paid by the Trust, unless such expenses are paid by the Employers.

10.07    Indemnity of the Committee Members
         ----------------------------------

         The Employer shall indemnify and defend each member of the Committee against any and all claims, losses, damages, expenses (including reasonable attorneys' fees), and liability arising from any action or failure to act in connection with the administration of the Plan, except when the same is judicially determined or admitted by the Committee member to be due to the gross negligence or willful misconduct of such member.

                                     ARTICLE

                                CLAIMS PROCEDURE
                                ----------------

11.01    Informal Review
         ---------------

         Any Participant, former Participant, or Beneficiary who wishes to request an informal review of a claim for benefits or who wishes an explanation of a benefit or its denial may direct to the Committee a written request for an informal review. The Committee shall respond to the request by issuing a notice to the claimant as soon as possible but in no event later than sixty (60) days from the date of the request. This notice furnished by the Committee shall be written in a manner calculated to be understood by the claimant and shall include the following:

         (a)    The specific reason or reasons for denial of benefits;

         (b)    The specific Plan provisions on which any denial is based;

         (c) A description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and

         (d)    An explanation of the Plan's formal claim review procedure.

         If the claimant does not respond to the notice, posted by first class mail to the address of record of the claimant, within one hundred twenty (120) days from the posting of the notice, the claimant shall be considered satisfied in all respects. If the Committee fails to respond to the claimant's written request for an informal review, the claimant shall be entitled to proceed to the formal claim review procedure described in Section 11.02.

11.02    Formal Review
         -------------

         In the event that the notice concerning the informal review is insufficient to satisfy the claimant, the claimant or his duly authorized representative shall submit to the Committee within one hundred twenty (120) days of the posting of the notice, a written notification of appeal of the claim denial. The notification of appeal of the claim denial shall permit the claimant or his duly authorized representative to utilize the following formal claim review procedures:

         (a)    To review pertinent documents; and

         (b) To submit issues and comments in writing to which the Committee shall respond.

         The Committee shall furnish a written decision on formal review not Iater than sixty (60) days after receipt of the notification of appeal, unless special circumstances require an extension of the time for processing the appeal. In no event, however, shall the Committee respond later than one hundred twenty (120) days after a request for a formal review. The decision on formal review shall be in writing and shall include specific reasons for the decision, and shall be written in a manner calculated to be understood by the claimant and contain specific reference to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE XII

                            AMENDMENT AND TERMINATION
                            -------------------------

12.01    Amendment
         ---------

         The Company reserves the right, at any time and from time to time, to amend the whole or part either retroactively or prospectively any or all of the provisions of this Plan without the consent of any Participant or Beneficiary hereunder. Such amendment shall be stated in an instrument executed by each Employer in the same manner and form as this document and upon the execution thereof, this Plan as adopted by such Employer shall be deemed to have been amended in the manner therein set forth. Neither the Company nor the Trustee shall have the right to amend the Plan document in the following respects:

         (a) No amendment shall authorize, cause or permit any part of the Trust (other than such part as if required to pay taxes and administration expenses) to be used or diverted for purposes other than the exclusive benefit of the Participants, former Participants or Beneficiaries;

         (b) No amendment shall have the effect of vesting in an Employer any interest in or control over any part of the Trust subject to the terms of this Plan;

         (c) No amendment shall affect the rights, duties, or responsibilities of the Trustee without its consent;

         (d) No amendment shall have any retroactive effect so as to deprive any Participant of his nonforfeitable interest already accrued, save only that any amendment may be made retroactive which is necessary to conform the Plan to mandatory provisions of federal or state law, regulations or rulings; or

         (e) No amendment shall decrease a Participant's account balance or eliminate an optional form of distribution.

12.02    Plan Termination or Discontinuance of Contributions
         ---------------------------------------------------

         (a) Each Employer by a resolution of its board of directors may terminate its participation in the Plan. If the Plan is terminated by fewer than all Employers, it shall continue in effect for Participants employed by the remaining Employers.

         (b) In the event an Employer terminates the Plan but does not terminate the Trust, the Trustee in its sole discretion, may either continue to maintain and administer the Trust or terminate the same. No termination of the Plan or Trust shall have the effect of vesting in an Employer any interest in or control over any part of the Trust subject to the terms of this Plan.

         (c) An affected participant shall receive 100% of his or her Account upon Plan termination, partial termination, or termination due to a complete discontinuance of contributions. An "affected participant" is an employee who has an Account at the time the Plan terminated.

12.03    Procedure for Becoming an Employer
         ----------------------------------

         An Employer may become a party to this Plan and Trust and an Employer hereunder by adopting a resolution of its board of directors approving such action and executing an adoption agreement specifying which Plan provision, if any, will not be adopted by such Employer and specifying any additional Plan provisions which will be adopted by such Related Employer. Such Employer shall become an Employer hereunder as of an effective date specified in the adoption agreement and shall be subject to the terms and provisions of this Plan and the Trust so adopted as then in effect or thereafter amended.

                                  ARTICLE XIII

                                  MISCELLANEOUS
                                  -------------

13.01    No Contract of Employment
         -------------------------

         Nothing herein contained shall be construed to constitute a contract of employment between the Company, any Employer and/or any Employee. The employment records of the Employers and the Trustee shall be final and binding upon all Employees as to liability and participation.

13.02    Merger or Consolidation of Plan, Transfer of Assets
         ---------------------------------------------------

         Any merger or consolidation of the Plan with another plan, or transfer of Plan assets or liabilities to any other plan, shall be effected in accordance with such regulations, if any, as may be issued pursuant to
         Section 208 of ERISA, in such manner that each Plan Participant would receive, if the merged, consolidated, or transferred Plan were terminated immediately following such event, a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before such event.

13.03    Data
         ----

         It shall be a condition precedent to the payment of all benefits under the Plan that each Participant, former Participant, and Beneficiary must furnish to the Employer such documents evidence or information as the Employer considers necessary or desirable for the purposes of administering the Plan, or to protect an Employer or Trustee.

13.04    Restrictions Upon Assignments and Creditors' Claims
         ---------------------------------------------------

         (a) Except as in the Plan otherwise provided, no Participant, former Participant, or Beneficiary, or the estate of any such person, shall have any power to assign, pledge, encumber, or transfer any interest in the Trust Fund while the same shall be in the possession of the Trustee. Any such attempt at alienation shall be void. No such interest shall be subject to attachment, garnishment, execution, levy, or any other legal or equitable proceeding or process and any attempt to so subject such interest shall be void.

         (b) Notwithstanding the foregoing, this Section 13.04 shall not apply to a qualified domestic relations order as defined in
                Section 414(p) of the Code. The Committee shall establish a procedure to determine the qualified status of domestic relation orders and to administer distributions under such qualified orders. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

         (c) Notwithstanding the foregoing, a Participant's Accounts may be reduced due to a crime involving the Plan, a civil judgment in connection with ERISA fiduciary violation, or settlement agreement between the Department of Labor and the Participant in connection with a violation of ERISA's fiduciary provisions.

13.05    Allocation of Fiduciary Duties
         ------------------------------

         Each Employer shall be responsible for the administration and management of the Plan as adopted by the Employer except for those duties specifically allocated to the Company, the Trustee or the Committee. The Trustee shall have exclusive responsibility for all matters specifically delegated to it by an Employer and this Plan. Each fiduciary shall be responsible only for the specific duties assigned to it and shall not be directly or indirectly responsible for the duties assigned to another fiduciary. The Company shall be deemed the administrator for the purposes of ERISA.

13.06    Applicable Law
         --------------

         The Plan shall be construed and administered in accordance with ERISA and with the laves of the State of Delaware to the extent that such laws are not preempted by ERISA.

13.07    Restriction of Claims Against Trust Fund
         ----------------------------------------

         The Trust Fund under this Plan and Trust from its inception shall be a separate entity aside and apart from each Employer and its assets. The Trust Fund and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of an Employer. Neither the establishment of the Trust Fund, the modification thereof, the creation of any fund or account, nor the payment of any benefits shall be construed as giving any Participant or any other person whomsoever any legal or equitable rights against an Employer or the Trustee unless the same shall be specifically provided for in this Plan.

13.08    Named Fiduciaries
         -----------------

         For the purpose of Part 4 of Title I of ERISA, the Employer, the Trustee, the Committee and those parties to whom any investment management duties are allocated pursuant to the Trust shall each be named fiduciaries. All actions by named fiduciaries shall be in accordance with the terms of this Plan and of the Trust insofar as such documents are consistent with the provisions of Title I of ERISA. Each named fiduciary shall act solely in the interest of Participants, former Participants and Beneficiaries and for the exclusive purpose of providing benefits and defraying reasonable administrative expenses. Each named fiduciary shall discharge his respective duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

13.09    Benefits Payable by Trust Fund
         ------------------------------

         All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Company and Employers assume no liability or responsibility therefor.

13.10    Successor to Employer or Company
         --------------------------------

         In the event that any successor to the Company or an Employer, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor shall be substituted hereunder for the Company or such Employer upon filing in writing with the Trustee of its election to do so.

13.11    Internal Revenue Service Approval
         ---------------------------------

         This Plan shall be effective as of January 1, 2000, provided that the Company shall obtain a favorable determination letter from the Internal Revenue Service that this Plan and the related Trust qualify under Sections 401(a) and 501(a) of the Code. Any modification or amendment of this Plan may be made retroactive as necessary or appropriate in order to satisfy such qualification requirements.

13.12    Deductibility of Employer Discretionary Contributions
         -----------------------------------------------------

         All contributions under this Plan shall be paid to the Trustee and deposited in the Trust. However, all contributions made by an Employer are expressly conditioned upon the continued qualified status of the Plan under the Code, including any amendments to the Plan, and upon their deductibility under Section 404 of the Code. In the event the Plan would require contributions to be made to the Trust which would not be deductible under Section 404 of the Code, such contributions shall be reduced in the same manner and in the same order as provided in Section 4.05(b).

IN WITNESS THEREOF, the Company has caused this Plan to be executed by a duly authorized officer this 28th day of February , 2002.
                        ----        --------

                                          PACKAGING DYNAMICS, LLC


                                          By:/s/ Michael F Arduino
                                             ----------------------------------

                                    APPENDIX

This Appendix provides specific Plan terms applicable to certain divisions of Packaging Dynamics, LLC. Those divisions are:

         A.       BAGCRAFT
         B.       IPMC
         C.       ICI

A.       BAGCRAFT

Notwithstanding the foregoing, the following Plan provisions are supplemented as follows for employees of Bagcraft:

1.11     Compensation: The term Compensation means wages, tips and other
         ------------
         compensation actually paid and reported on Form W-2 excluding reimbursements or other expense allowances, fringe benefits (cash or non_cash) moving expenses, deferred compensation and welfare benefits. In addition, Compensation shall include bonuses and all salary deferral elections under this Plan and any other Code Section 401(k) or Code
         Section 125 plan.

1.22     Hour of Service. Each Participant will receive 45 Hours of Service
         --------------
         for each week during which he performs an Hour of Service.

1.25     Normal Retirement Age. The Participant's attainment of age 65.
         ---------------------

1.26     Normal Retirement Date. The first day of the month coinciding
         ---------------------
         with or next following the Participant's attainment of Normal Retirement Age.

1.36     Total and Permanent Disability. The inability to engage in any
         ------------------------------
         substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than twelve (12) consecutive months. The disability must be determined by a licensed physician chosen by the Plan Administrator. However, if the condition qualifies as a disability under the Social Security Act, the Plan Administrator may rely upon such determination.

3.02 A Participant's pre-tax salary reduction agreement shall be effective as of the first day of any month.

3.03 A Participant may make Pre-Tax Contributions on any amount between two percent (2%) of his Compensation and sixteen percent (16%) of his Compensation.

3.05 Participants may modify the amount of their Pre-Tax Contributions as of the first day of any month. Participants may suspend their Pre-Tax Contributions at any time. Participants may resume their Pre-Tax Contributions as of the first day of any month.

3.09 Employer Matching Contributions - If a Participant elects to make Pre-Tax Contributions, the Employer may make an Employer Matching Contribution in a discretionary amount to be determined by the Board. Only Pre-Tax Contributions up to 8% of a non-union Participant's

         Compensation will be matched. In determining Employer Matching Contributions, only Pre-Tax Contributions of 5% of a union Participant's Compensation will be matched.

         All Participants shall share in the Employer Matching Contributions, regardless of Hours of Service or termination of employment.

3.15     The Employer is not permitted to make an Employer Discretionary
         Contribution.

5.02 A Participant's interest in his Employer Discretionary Contribution and Matching Contribution Accounts, if applicable, shall vest according to the following schedule:

                         Years of Service        Vested Percentage
                    ------------------------ ------------------------
                             0-2 years                  0%
                    ------------------------ ------------------------
                             3 or more                100%
                    ------------------------ ------------------------

6.03 Distributions under the Plan shall be made in one of the following forms:

                (a)      Single sum;
                (b)      Cash-out; or
                (c)      Direct rollover.

         Distributions may be made in cash.

B.       IPMC

         Notwithstanding the foregoing, the following Plan provisions are supplemented as follows for employees of IPMC:

1.11     Compensation: The term Compensation means earned income, wages,
         ------------
         salaries, fees for professional services and other amounts received for personal services rendered (including commissions, compensation for services, tips and bonuses. In addition, Compensation shall include bonuses and deferrals for Code Sections 125, 402(a)(8) or 4024(h). The following items are excluded from the definition of Compensation:
         Amounts realized from the exercise of non- qualified stock options or restricted stock (which is freely transferable), amounts realized from the sale, exchange or disposition of stock under a qualified stock option, incentive bonus or compensation paid to key employees.

1.25     Normal Retirement Age. The Participant's attainment of age 59-1/2.
         ---------------------

1.26     Normal Retirement Date. The Participant's attainment of his Normal
         ----------------------
         Retirement Age.

1.36     Total and Permanent Disability. The incapacity from disease or bodily
         ------------------------------
         injury where:

         (i)    the incapacity lasts for at least three (3) months; or
         (ii) the irrevocable loss of sight or both eyes or loss by severance of both hands above the wrists or both feet above the ankles or the loss of one hand above the wrist and one foot above the ankle.

3.02 A Participant's pre-tax salary reduction agreement shall be effective as of the first day of any month.

3.03 A Participant may make Pre-Tax Contributions on any amount between 2% of his Compensation and 16% of his Compensation.

3.05 Participants may modify the amount of their Pre-Tax Contributions as of the first day of any month. Participants may suspend future Pre-Tax Contributions as of the first day of any month. Participants may resume their Pre-Tax Contributions as of the first day of any month.

3.09 Employer Matching Contributions - If a Participant elects to make Pre-Tax Contributions, the Employer will contribute a match on such Participant's behalf based on the following:

                     Years of Participation      Max. Percentage of Eligible Pay
                 ------------------------------- -------------------------------
                           Up to 1                           2%
                 ------------------------------- -------------------------------
                       1 but less than 2                     3%
                 ------------------------------- -------------------------------
                       2 but less than 3                     4%
                 ------------------------------- -------------------------------
                          3 or more                          5%
                 ------------------------------- -------------------------------

             A Participant shall share in a monthly Employer Matching Contribution if the Participant is employed by the Employer at the end of such quarter or is no longer employed due to death, Total and Permanent Disability, or death.

3.15 The Employer is permitted to make a discretionary Employer Discretionary Contribution to the Plan.

4.04 If an Employer Discretionary Contribution is made, it will be made following the end of the Plan Year. Participants will share in the allocation of the Employer Discretionary Contribution, if any, if they are Eligible Employees at the end of the Plan Year or if they have terminated employment with the Company during the Plan Year due to death, Total and Permanent Disability or the attainment of Normal Retirement Age.

Article VII The provisions of Article VII shall apply to Participant's employed by IPMC.

5.02 A Participant's interest in his Employer Discretionary Contribution and Matching Contribution Accounts, if applicable, shall vest according to the following schedule:

                       Years of Service                    Vested Percentage
                  ----------------------------------- -------------------------
                          Less than 2                             20%
                  ----------------------------------- -------------------------
                        2 but less than 3                         40%
                  ----------------------------------- -------------------------
                        3 but less than 4                         60%
                  ----------------------------------- -------------------------
                        4 but less than 5                         80%
                  ----------------------------------- -------------------------
                          5 or more                              100%
                  ----------------------------------- -------------------------


         Notwithstanding the foregoing, an Employee that was employed by the Employer on July 1, 1991 shall be fully vested.

6.03 Distributions from the Plan shall be paid in the form a single life annuity to single Participants and in the form of a Qualified Joint and Survivor Annuity for married Participants as provided in Article VII of the Plan. The Participant may elect one of the following optional forms of distribution, subject to the terms of Article VII:

         (a)    Single sum;
         (b)    Partial single sum distribution with remainder paid later;
         (c) Periodic installment payments over a period not to exceed the life expectancy of the Participant or his Beneficiary;
         (d)    Cash-out; or
         (e)    Direct rollover.

         All distributions will be paid in cash.

C.       ICI

         Notwithstanding the foregoing, the following Plan provisions are supplemented as follows for employees of ICI:

1.11     Compensation: The term Compensation means the total salary, pay or
         ------------
         earned income from the Employer (including Compensation for services on the basis of profits); provided, however, the following items are excluded: amounts realized from the exercise of non-qualified stock options or the disposition of stock under a qualified stock option; other amounts which receive special tax benefits or contributions made by the Employer under a Code Section 403(b) plan; reimbursements or other expense allowances; fringe benefits (whether cash or non cash); moving expenses; deferred compensation; and welfare benefits (even if includible in gross income). Compensation for Plan purposes includes 401(k) deferrals and 125 deferrals.

1.25     Normal Retirement Age: The Participant's attainment of age 62:
         ---------------------

1.26     Normal Retirement Date: The Participant's attainment of his Normal
         ----------------------
         Retirement Age.

1.28     Participation Date: The term Participation Date means the first
         ------------------
         January 1 or July 1 coinciding with or next following the date on which the Employee completes 90 days of service.

1.36     Total and Permanent Disability: The term disability means an illness or
         ------------------------------
         injury of a potentially permanent nature, expected to last for a continuous period of not less than 12 months, certified by a physician selected by or satisfactory to the Employer, which prevents the Employee from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

2.01 An Employee will be eligible to participate in the Plan upon the later of the Effective Date or upon the Employee's attainment of age 18 and completion of a quarter of a Year of Service.

3.02 A Participant's pre-tax salary reduction agreement shall be effective as of the first day of the next payroll period.

3.03 A Participant may agree to make Pre_Tax Contributions equal to at least two percent (2%) of his Compensation, up to the maximum of fifteen (15%) of his Compensation.

3.05 Participants may modify or suspend their Pre-Tax Contributions as of the first day of the next payroll period.

3.09     Matching. If a Participant elects to make Pre-Tax Contributions,
         --------
         the Employer shall make an Employer Matching Contribution of 100% of the Participant's Pre-Tax Contributions; not to exceed 5% of the Participant's Compensation. However, no Employer Matching Contribution or Employer Discretionary Contribution shall be made on behalf of a Participant who is no longer employed by the Employer on the last day of the Plan Year unless his termination of service was due to retirement after reaching his Normal Retirement Date under the Plan, death or Total and Permanent Disability.

3.14 The Employer is authorized to make additional contributions, QNECs and QMACs, to the Plan to satisfy the ADP test and/or the ACP test. Also, the Employer is permitted to designate all or a portion of Employer Matching Contributions as "qualified."

3.15 The Employer is permitted to make a discretionary Employer Discretionary Contribution to the Plan.

4.04 To the extent Employer Discretionary Contributions are made, a Participant will receive an allocation of such Employer Discretionary Contribution if he is employed on the last day of the Plan Year without regard to Hours of Service or separated from service with more than 500 Hours of Service or due to death, Total and Permanent Disability, or death.

5.02 A Participant's interest in his Employer Discretionary Contribution and Matching Contribution Accounts, if applicable, shall vest according to the following schedule:

                    Years of Service             Vested Percentage
                 ---------------------- -------------------------------
                           1                            0%
                 ---------------------- -------------------------------
                           2                           25%
                 ---------------------- -------------------------------
                           3                           50%
                 ---------------------- -------------------------------
                           4                           75%
                 ---------------------- -------------------------------
                           5                          100%
                 ---------------------- -------------------------------

         Any forfeitures shall be used to reduce the next Employer Matching Contribution to the Plan.

6.03 Distributions from the Plan shall be paid in the form a single life annuity to single Participants and in the form of a Qualified Joint and Survivor Annuity for married Participants as provided in
         Article VII of the Plan. The Participant may elect one of the following optional forms of distribution, subject to the terms of Article VII:

         (a)    Single sum;
         (b)    Joint and 50% Survivor Annuity;
         (c)    Cash-out; or
         (d)    Direct rollover.

Distributions will be paid in cash.

                                 Trust Agreement

V. Mid-Market Trust Agreement
--------------------------------------------------------------------------------

NOTE: The Employer must complete the blanks below (except shaded areas) and have an authorized party complete and sign both signature pages at the end of this Trust Agreement. This Trust Agreement is NOT used if the Employer will be using a Merrill Lynch prototype plan. The shaded areas of the Trust Agreement will be completed by Merrill Lynch Trust.

         TRUST AGREEMENT between Merrill Lynch Trust ________________________, as the Trustee, and Packaging Dynamics L.L.C., as the Employer.
Trust Agreement entered into as of 1 July, 1999 by and between the above-named employer (the "Employer") and Merrill Lynch Trust _________________, a ________________ corporation (the "Trustee"), with respect to a trust ("Trust") forming part of the Packaging Dynamics L.L.C. Plan (the "Plan").

The Employer and the Trustee hereby agree as follows:

ARTICLE I

Status of Trust and Appointment and Acceptance of Trustee

1.01     Status of Trust. The Trust is intended to be a qualified trust under section 401(a) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and exempt from taxation pursuant to section 501(a) of the Code.

1.02 Appointment of Trustee. The Employer represents that all necessary action has been taken for the appointment of the Trustee as trustee of the Trust and that the Trust Agreement constitutes a legal, valid and binding obligation of the Employer.

1.03 Acceptance of Appointment. The Trustee accepts its appointment as trustee of the Trust.

1.04     Title of Trust. The Trust shall be known as the ______________________
         Trust.

1.05 Effectiveness. This Trust Agreement shall not become effective until executed and delivered by both the Employer and the Trustee.

Article II

Administrative Investment Fiduciaries

2.01 Named Administrative and Investment Fiduciaries. For purposes of this Trust Agreement, the term "Named Administrative Fiduciary" refers to the person named or provided for in the Plan as responsible for the administration and operation of the Plan and the term "Named Investment Fiduciary" refers to the person provided for in the Plan as responsible for the investment and management of Plan assets to the extent provided for in this Trust Agreement. The Named Administrative Fiduciary and the Named Investment Fiduciary may be the same person. If any such person is not named or provided for in the Plan, or if so named or provided for, is not then serving, the Employer shall be the Named Administrative Fiduciary or the Named Investment Fiduciary or both, as the case may be.

2.02 Identification of Named Fiduciaries and Designees. The Named Administrative Fiduciary and the Named Investment Fiduciary under the Plan shall each be identified to the Trustee in writing by the Employer, and specimen signatures of each, or of each member thereof, as appropriate, shall be provided to the Trustee by the Employer. The Employer shall promptly give written notice to the Trustee of a change in the identity either of the Named Administrative Fiduciary or Named Investment Fiduciary, or any member thereof, as appropriate, and until such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the identity of the Named Administrative Fiduciary or Named Investment Fiduciary, and the members thereof, as appropriate, is unchanged. Each person authorized in accordance with the Plan to give a direction to the Trustee on behalf of the Named Administrative Fiduciary or the Named Investment Fiduciary shall be identified to the Trustee by written notice from the Employer or the Named Administrative Fiduciary or the Named Investment Fiduciary, as the case may be, and such notice shall contain a specimen of the signature. The Trustee shall be entitled to rely upon each such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee from the Employer, the Named Administrative Fiduciary or the Named Investment Fiduciary, as the case may be.

Article III

Receipts and Trust Fund

3.01 Receipt by Trustee. The Trustee shall receive in cash or other assets acceptable to the Trustee all contributions paid or delivered to it which are allocable under the Plan and to the Trust and all transfers paid or delivered under the Plan to the Trust from a predecessor trustee or another trust (including a trust forming part of another plan qualified under section 401(a) of the Code), provided that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto or coincident therewith, as the Trustee may specify, the Trustee has received such reconciliation, allocation, investment or other information concerning, or such direction, instruction or representation with respect to, the contribution or transfer or the source thereof as the Trustee may require. The Trustee shall not no duty or authority to (a) require any contributions or transfers to be made under the Plan or to the Trustee, (b) compute any amount to be contributed or transferred under the Plan to the Trustee, or (c) determine whether amounts received by the Trustee comply with the Plan.

3.02 Trust Fund. For purposes of this Trust Agreement, the "Trust Fund" consists of all money and other property received by the Trustee pursuant to Section 3.01 hereof, increased by any income or gains on or increment in such assets and decreased by any investment loss or expense, benefit or disbursement paid pursuant to this Trust Agreement. The Trustee shall hold the Trust Fund, without distinction between principal and income, as a nondiscretionary trustee pursuant to the terms of this Trust Agreement. Assets of the Trust may be held in an account maintained with an affiliate of the Trustee.

3.03 Additional Trust Fund. Notwithstanding any other provision of this Trust Agreement, to the extent that assets of the Plan are held in trust by a trustee other than the Trustee (such other trustee to be referred to as a "Second Trustee"), the Employer shall have created two trust funds under the Plan. The appointment of a Second Trustee shall be deemed a representation by the Employer that the Plan contains all appropriate provisions relating to the Second Trustee. The Trustee (i) shall discharge its duties and responsibilities hereunder solely with respect to those assets delivered into its possession, (ii) shall have no duties, responsibilities or obligations with respect to assets held in trust by the Second Trustee unless and until such assets are delivered to the

         Trustee and (iii) except as otherwise required under the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), shall have no liability or responsibility for the acts or omissions of the Second Trustee. To the extent that assets of the Plan are held in trust by multiple trustees other than the Trustee, the foregoing shall apply to each such other trustee.

Article IV

Payments, Administrative Directions and Expenses

4.01 Payments by Trustee. Payments of money or property from the Trust Fund shall be made by the Trustee upon direction from the Named Administrative Fiduciary or its designee. Payments by the Trustee shall be transmitted to the Named Administrative Fiduciary or its designee for delivery to the proper payees or to payee addresses supplied by the Named Administrative Fiduciary or its designee, and the Trustee's obligation to make such payment shall be satisfied upon such transmittal. The Trustee shall have no obligation to determine the identity of persons entitled to payments under the Plan or their addresses.

4.02 Named Administrative Fiduciary's Directions. Directions from or on behalf of the Named Administrative Fiduciary or its designee shall be communicated to the Trustee or the Trustee's designee only in a manner and in accordance with procedures acceptable to the Trustee. The Trustee's designee shall not, however, be empowered to implement any such directions except in accordance with procedures acceptable to the Trustee. The Trustee shall have no liability for following any such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person making or failing to make any direction under the Plan or this Trust Agreement nor any duty or obligation to review any such direction, act or omission.

4.03 Disputed Payments. If a dispute arises over the propriety of the Trustee making any payment from the Trust Fund, the Trustee may withhold the payment until the dispute has been resolved by a court of competent jurisdiction or settled by the parties to the dispute. The Trustee may consult legal counsel and shall be fully protected in acting upon the advice of counsel.

4.04 Trustee's Compensation and Expenses. If the Employer so elects in a manner satisfactory to the Trustee, the Employer shall (a) pay the Trustee compensation for its services under this Trust Agreement in accordance with the Trustee's fee schedule in effect and applicable at the time such compensation becomes payable, and (b) pay or reimburse the Trustee for all expenses incurred by the Trustee in connection with or relating to the performance of its duties under this Trust Agreement or its status as Trustee, including reasonable attorneys' fees. If the Employer does not so elect, such compensation and expenses shall be charged against and withdrawn from the Trust Fund as provided below.

         Until paid by the Employer or charged against and withdrawn from the Trust Fund, as the case may be, the Trustee's compensation and expenses shall be a lien upon the Trust Fund. The Trustee is authorized to charge the Trust Fund for and withdraw from the Trust Fund, without direction from the Named Administrative Fiduciary or any other person, the amount of any such fees or expenses which the Employer has so elected to pay but which remain unpaid for a period of 60 days after presentation of a statement for such amount to the Employer. Trust Fund assets shall be applicable to pay such fees and expenses in the following priority by asset category to the extent thereof held at the time of withdrawal in the Trust Fund subfund or account to which the fee or expense is allocated: (i) uninvested cash balances: (ii) shares of any money market fund or funds held in the Trust Fund; and (iii) any other Trust Fund assets. The Trustee is authorized to allocate its fees and expenses among these subfunds or accounts to which the fees or expenses pertain in such manner as the Trustee deems appropriate under the circumstances unless prior to such allocation the Employer or the Named Administrative Fiduciary specifies the manner in which the allocation is to be made. The Trustee is also authorized but not required to sell any shares or other assets referred to above to the extent necessary for the purpose.

         By signing this Trust Agreement, the Employer authorizes the Trustee and/or its affiliates to receive payments from certain mutual funds (and/or collective trusts) for which no affiliate of the Trustee acts as investment manager or advisor (or from the principal distributors and/or advisors of those funds or trusts), in connection with the performance of reasonable and necessary services (including recordkeeping, subaccounting, account maintenance, administrative and other shareholder services). Because different mutual funds for collective trusts may be subject to different fee arrangements, the Employer should contact the Trustee or its designee to obtain further details on any specified fee arrangements that may be applicable to investments under the Plan.

4.05 Taxes. The Trustee is authorized, with or without direction from the Named Administrative Fiduciary or any other person, to withdraw from the Trust Fund and pay any federal, state or local taxes, charges or assessments of any kind levied or assessed against the Trust or assets thereof. Until paid, such taxes shall be a lien against the Trust Fund. The Trustee shall give notice to the Named Administrative Fiduciary of its receipt of a demand for any such taxes, charges or assessments. The trustee shall not be personally liable for any such taxes, charges or assessments.

4.06 Expenses of Administration. Expenses incurred by the Employer, the Named Administrative Fiduciary, the Named Investment Fiduciary, any Investment Manager designated pursuant to Section 5.02 or any other persons designated to act on behalf of the Employer, the Named Administrative Fiduciary or the Named Investment Fiduciary, including reimbursement for expenses incurred in the performance of their respective duties, shall be the obligation of the Employer or other person specified in the Plan. Such expenses, however, may be paid from the Trust Fund upon the written direction to the Trustee of the Named Administrative Fiduciary.

4.07     Restriction on Alienation. Except as provided in Section 4.08 or under section 401(a)(13) of the Code, the interest of any Plan participant or beneficiary in the Trust Fund shall not be subject to the claims of such person's creditors and may not be assigned, sold, transferred, alienated or encumbered. Any attempt to do so shall be void; and the Trustee shall disregard any attempt. Trust assets shall not in any manner be liable for or subject to debts, contracts, liabilities, engagement or torts of any Plan participant or beneficiary and benefits shall not be considered an asset of any such person in the event of the person's insolvency or bankruptcy.

4.08 Payment on Court Order. The Trustee is authorized to make any payments directed by court order in any action in which the Trustee is a party or pursuant to a "qualified domestic relations order" under section 414(p) of the Code; provided that the Trustee shall not make such payment if the Trustee is indemnified and held harmless by the Employer in a manner satisfactory to the Trustee against all consequences of such failure to pay. The Trustee is not obligated to defend actions in which the Trustee is named but shall notify the Employer or Named Administrative Fiduciary of any such action and may tender defense of the action to the Employer, the Named Administrative Fiduciary or the participant or beneficiary whose interest is affected. The Trustee may in its discretion defend any action in which the Trustee is named and any expenses, including reasonable attorneys' fees, incurred by the Trustee in that connection shall be paid or reimbursed in accordance with Section 4.04 hereof.

Article V

Investments

5.01 Investment Management. The Named Investment Fiduciary shall manage the investment of the Trust fund except insofar as (a) a person (an "Investment Manager") who meets the requirements of section 3(38) of ERISA has authority to manage Trust assets as referred to in Section
         5.02 hereof or (b) the Plan provides for participant or beneficiary direction of the investment of assets allocable under the Plan to the accounts of such participants and beneficiaries. In the latter situation, a list of the participants and beneficiaries and such information concerning them as the Trustee may specify shall be provided by the Employer or the Named Administrative Fiduciary to the Trustee and/or such person(s) as are necessary for the implementation of the directions in accordance with procedures acceptable to the Trustee. Except as required by ERISA, the Trustee shall invest the Trust Fund as directed by the Named Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, and the Trustee shall have no discretionary control over, nor any other discretion regarding, the investment or reinvestment of any asset of the Trust. The Trustee may limit the categories of assets in which the Trust Fund may be invested.

         It is understood that the Trustee may, from time to time, have on hand funds which are received as contributions or transfers to the Trust which are awaiting investment or funds from the sale of Trust assets which are awaiting reinvestment or disbursement. Absent receipt by the Trustee of a direction from the proper person for the investment or reinvestment of such funds or otherwise prior to the application of funds in implementation of such a direction the Trustee shall in accordance with the Trustee's normal procedures in this regard cause such funds to be invested in shares of the applicable money market fund. Any such fund may be sponsored, managed or distribution by an affiliate of the Trustee. The Employer or the Named Investment Fiduciary, as the case may be, hereby acknowledges that it has read the current prospectus for the applicable fund, as supplied by the Trustee or its designee.

5.02 Investment Managers. The Employer or the Named Investment Fiduciary may appoint one or more Investment Managers, who may be an affiliates of the Trustee, to direct the Trustee in the investment of all or a specified portion of the assets of the Trust. Any such Investment Manager shall be directed by the Employer or the Named Investment Fiduciary, as the case may be, to act in accordance with the procedures referred to in Section 5.04. The Named Investment Fiduciary shall notify the Trustee in writing before the effectiveness of the appointment or removal of any Investment Manager.

         If there is more than one Investment Manager whose appointment is effective under the Plan at any one time, the Trustee shall, upon written instructions from the Employer or the Named Investment Fiduciary, establish separate funds for control by each such Investment Manager. The funds shall consist of those Trust assets designated by the Employer or the named Investment Fiduciary.

5.03 Direction of Voting and Other Rights. The voting and other rights in securities or other assets held in the Trust shall be exercised by the Trustee as directed by the Named Investment Fiduciary or other person who at the time has the right as referred to in Section 5.01 hereof to direct the investment or reinvestment of the security or other asset involved, provided that notwithstanding any provision of the Plan to the contrary, (a) except as provided in clause (b) of this Section, such voting and other rights in any such security or other asset selected by the Employer or the Named Investment Fiduciary shall be exercised by the Named Investment Fiduciary and (b) such voting and other rights in any "employer security" with respect to the Plan within the meaning of Section 407(d)(1) of ERISA ("Employer Securities") which is held in an account under the Plan over which a Plan participant or beneficiary has control as to specific assets to be held therein or which is held in an account which consists solely or primarily of Employer Securities shall be exercised by the participants or beneficiaries having interest in that account. Notwithstanding any provision hereof or of the plan to the contrary, (i) in the event a Plan participant or beneficiary or an Investment Manager with the right to direct a voting or other decision with respect to any security or other asset held in the Trust does not communicate any decision on the matter to the Trustee or the Trustee's designee by the time prescribed by the Trustee or the Trustee's designee for that purpose or if the Trustee notifies the named Investment Fiduciary either that it does not have precise information as to the securities or other assets involved allocated on the applicable record date to the accounts of all participants and beneficiaries or that time constraints make it unlikely that participant, beneficiary or Investment Manager direction, as the case may be, can be received on a timely basis, the decision shall be the responsibility of the Named Investment Fiduciary and shall be communicated to the Trustee on a timely basis, and (ii) in the event the Named Investment Fiduciary with any right under the Plan or hereunder to direct a voting or other decision with respect to any security or other asset held in the Trust, including any such right under clause (a) or clause (i) of this Section, does not communicate any decision on the matter to the Trustee or directions the Trustee's designee by the time prescribed by the Trustee for that purpose, the Trustee may, at the cost of the Employer, obtain advice from a bank, insurance company, investment adviser or other investment professional (including any affiliate of the Trustee) or retain an Investment Manager or independent fiduciary with full discretion to make the decision. Except as required by ERISA, the Trustee shall (a) follow all directions above-referred to in this Section and (b) shall have no duty to exercise voting or other rights relating to any such security or other asset.

5.04 Investment Directions. Directions for the investment or reinvestment of Trust assets or directions of a type referred to in Section 5.03 from the Employer, the Named Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, shall, in a manner and in accordance with procedures acceptable to the Trustee, be communicated to and implemented by, as the case may be, the Trustee, the Trustee's designee or, with the Trustee's consent, the broker/dealer designated for the purpose by the Employer or the Named Investment Fiduciary. Communication of any such direction to such a designee or broker/dealer shall conclusively be deemed an authorization to the designee or broker/dealer to implement the direction even though coming from a person other than the Trustee. The Trustee shall have no liability for its or any other person's following such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person directing the investment or reinvestment of Trust Fund assets or making or failing to make any direction referred to in Section 5.03. Neither shall the Trustee have any duty or obligation to review any such investment or other direction, act or omission or, except upon receipt of a proper direction, to invest or otherwise manage any asset of the Trust which is subject to the control of any such person or to exercise any voting or other right referred to in Section 5.03.

5.05 Communication of Proxy and Other Materials. The Employer or Named Administrative Fiduciary shall establish a procedure acceptable to the Trustee for the timely dissemination to each person entitled to direct the Trustee or its designee as to a voting or other decision called for thereby or referred to therein of all proxy and other materials bearing on the decision. In the case of Employer Securities, at such time as proxy or other materials bearing thereon are disseminated generally to owners of Employer Securities in accordance with appliable law, the Employer shall cause a copy of such proxy or other materials to be delivered directly to the Trustee and, thereafter, shall promptly deliver to the Trustee such number of additional copies of the proxy or other materials as the Trustee may request.

5.06 Common and Collective Trust Funds. Any person authorized to direct the investment of Trust assets may, if the Trustee and the Named Investment Fiduciary so permit, direct the Trustee to invest such assets in a common or collective trust maintained by the Trustee or its affiliate for the investment of assets of qualified trusts under section 401(a) of the Code, individual retirement accounts under section 408(a) of the Code and plans or governmental units described in section 818(a)(6) of the Code. The documents governing any such common or collective trust fund maintained by the Trustee, or its affiliate and in which Trust assets have been invested, are hereby incorporated into this Trust Agreement by reference.

Article VI

Responsibilities and Indemnity

6.01 Relationship of Fiduciaries. Each fiduciary of the Plan and the Trust shall be solely responsible for its own acts or omissions. The Trustee shall have no duty to question any other Plan fiduciary's performance of fiduciary duties allocated to such other fiduciary pursuant to the Plan. The Trustee shall not be responsible for the breach of responsibility by any other Plan fiduciary except as required under ERISA.

6.02 Benefit of Participants. Each fiduciary shall, within the meaning of the Code and ERISA, discharge its duties with respect to the Trust solely in the interest of participants in the Plan and their beneficiaries and for the exclusive purpose of providing benefits to such participants and beneficiaries and defraying reasonable expenses of administering the Plan.

6.03 Status of Trustee. The Trustee acknowledges its status as a "fiduciary" of the Plan within the meaning of ERISA.

6.04 Location of Indicia of Ownership. Except as permitted by ERISA, the Trustee shall not maintain the indicia of ownership of any assets of the Trust outside the jurisdiction of the district courts of the United States.

6.05 Trustee's Reliance. The Trustee shall have no duty to inquire whether directions by the Employer, the Named Administrative Fiduciary the Named Investment Fiduciary or any other person conform to the Plan, and the Trustee shall be fully protected in relying on any such direction communicated in accordance with procedures acceptable to the Trustee from any person who the Trustee reasonably believes is a proper person to give the direction. The Trustee shall have no liability to any participation, any beneficiary or any other person for payments made, any failure to make payments, or any discontinuance of payments, on direction of the Named Administrative Fiduciary, the Named Investment Fiduciary or any designee of either of them or for any failure to make payments in the absence of directions from the Named Administrative Fiduciary or any person responsible for or purporting to be responsible for directing the investment of Trust assets. The Trustee shall have no obligation to request proper directions from any person. The Trustee may request instructions from the Named Administrative Fiduciary or the Named Investment Fiduciary and shall have no duty to act or liability for failure to act if such instructions are not forthcoming. The Trustee shall have no responsibility to determine whether the Trust Fund is sufficient to meet the liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of the Trust Fund.

6.06 Indemnification. The Employer hereby indemnifies the Trustee against, and shall hold the Trustee harmless from, any and all loss, claims, liability and expense, including reasonable attorneys' fees, imposed upon the Trustee or incurred by the Trustee as a result of any acts taken, or any failure to act, in accordance with the directions from the Named Administrative Fiduciary, Named Investment Fiduciary, Investment Manager or any other person specified in Article IV or V hereof, or any designee of any such person, or by reason of the Trustee's good faith execution of its duties with respect to the Trust, including, but not limited to, its holding of assets of the Trust as provided for in Section 3.02, the Employer's obligations in the foregoing regard to be satisfied promptly on request by the Trustee, unless the loss, claim, liability or expense involved resulted from the negligence or willful misconduct of the Trustee.

6.07 Protection of Designees. To the extent that any designee of the Trustee is performing a function of the Trustee under this Trust Agreement, the designee shall have the benefit of all of the applicable limitations on the scope of the Trustee's duties and liabilities, all applicable rights of indemnification granted hereunder to the Trustee and all other applicable protections of any nature afforded to the Trustee.

Article VII

Powers of Trustee

7.01 Nondiscretionary Investment Powers. At the direction of the person authorized to direct such action as referred to in Article V hereof, but limited to those assets or categories of assets acceptable to the Trustee as referred to in Section 5.01, the Trustee, or the Trustee's designee or a broker/dealer as referred to in Section 5.04, is authorized and empowered:

         (a) To invest and reinvest the Trust Fund, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness (including those issued by the Trustee), shares of mutual funds (which funds may be sponsored, managed or offered by an affiliate of the Trustee), guaranteed investment contracts, bank investment contracts, other securities, policies of life insurance, annuity contracts, options, options to buy or sell securities or other assets and all other property of any type (personal, real or mixed, and tangible or intangible);

         (b) To deposit or invest all or any part of the assets of the Trust in savings accounts or certificates of deposit or other deposits in a bank or savings and loan association or other depository institution, including the Trustee or any of its affiliates; provided that with respect to such deposits with the Trustee or an affiliate, the deposits bear a reasonable interest rate;


         (c) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund: to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;

         (d) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee necessary for the protection of the Trust Fund: to vote any corporate stock either in person or by proxy, with or without power of substitution, for any purpose; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidation, mergers and liquidations, and in connection therewith to deposit securities with or transfer title to any protective or other committee; to exercise or sell stock subscriptions or conversion rights; and, regardless of any limitation elsewhere in this instrument relative to investments by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

         (e) Subject to Section 5.01 hereof, to hold in cash such portion of the Trust Fund which it is directed to so hold pending investments, or payment of expenses, or the distribution of benefits;

         (f) To take such actions as may be necessary or desirable to protect the Trust from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust Fund, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;

         (g) To settle, compromise or abandon all claims and demands in favor of or against the Trust Fund;

         (h) To invest in any common or collective trust fund of the type referred to in Section 5.06 hereof maintained by the Trustee or its affiliate;

         (i) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which the Trustee is incorporated as set forth above, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

         (j) To borrow money from any source and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security, subject to applicable requirements of the Code and ERISA; and

         (k) To maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds or other securities to, any brokerage or other firm, including any firm which is an affiliate of the Trustee.

7.02 Additional Powers of Trustee. To the extent necessary or which it deems appropriate to implement its powers under Section 7.01 or otherwise to fulfill any of its duties and responsibilities as trustee of the Trust Fund, the Trustee shall have the following additional powers and authority;

         (a) to register securities, or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

         (b) to designate and engage the services of, and to delegate powers and responsibilities to, such agents, representatives, advisors, counsel and accountants as the Trustee considers necessary or appropriate, any of whom may be an affiliate of the Trustee or a person who renders services to such an affiliate, and, as a part of its expenses under this Trust Agreement, to pay their reasonable expenses and compensation;

         (c) to make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or appropriate for the accomplishment of any of the powers listed in this Trust Agreement; and
         (d) generally to do all other acts which the Trustee deems necessary or appropriate for the protection of the Trust Fund.

Article VIII

Records, Accountings and Valuations

8.01 Records. The Trustee shall maintain or cause to be maintained accurate records and accounts of all Trust transactions and assets. The records and accounts shall be available at reasonable times during normal business hours for inspection or audit by the Named Administrative Fiduciary and the Named Investment Fiduciary or any person designated for the purpose by either of them.

8.02 Accountings. Within 90 days following the close of each fiscal year of the Plan or the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Named Administrative Fiduciary a written accounting setting forth all transactions since the end of the period covered by the last previous accounting. The accounting shall include a listing of the assets of the Trust showing the value of such assets at the close of the period covered by the accounting. On direction of the Named Administrative Fiduciary, and if previously agreed to by the Trustee, the Trustee shall submit to the Named Administrative Fiduciary interim valuations, reports or other information pertaining to the Trust.

         The Named Administrative Fiduciary may approve the accounting by written approval delivered to the Trustee or by failure to deliver written objections to the Trustee within 60 days after receipt of the accounting. Any such approval shall be binding on the Employer, the Named Administrative Fiduciary, the Named Investment Fiduciary and, to the extent permitted by ERISA, all other persons.

8.03 Valuation. The assets of the Trust shall be valued as of each valuation date under the Plan at fair market value as determined by the Trustee based upon such sources of information as it may deem reliable, including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources. The reasonable costs incurred in establishing values of the Trust Fund shall be a charge against the Trust Fund, unless paid by the Employer.

         When The Trustee is unable to arrive at a value based upon information from independent sources, it may rely upon information from the Employer, Named Administrative Fiduciary, Named Investment Fiduciary, appraisers, or other sources, and shall not incur any liability for inaccurate valuation based in good faith upon such information.

8.04 Loans. In the event that participant loans are available under the Plan, the Trustee shall reflect one aggregate balance for participant loans under the Plan and shall reflect changes thereto only as directed by the Employer or Named Administrative Fiduciary. The Trustee has no responsibility with respect to maintenance of promissory notes or monitoring of loan amortization schedules.

Article IX

Resignation and Removal of Trustee

9.01 Resignation. The Trustee may resign at any time upon at least 30 days' written notice to the Employer.

9.02 Removal. The Employer may remove the Trustee upon at least 30 days' written notice to the Trustee.

9.03 Appointment of a Successor. Upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Upon failure of the Employer to appoint, or the failure of the effectiveness of the appointment by the Employer of, a successor trustee by the effective date of the resignation or removal, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor.

         Promptly after receipt by the Trustee of notice of the effectiveness of the appointment of the successor trustee, the Trustee shall deliver to the successor trustee such records as may be reasonably requested to enable the successor trustee to properly administer the Trust Fund and all property of the Trust after deducting therefrom such amounts as the Trustee deems necessary to provide for expenses, taxes, compensation or other amounts due to or by the Trustee pursuant to Sections 4.04 or
         5.03 hereof not paid by the Employer prior to the delivery.

9.04 Settlement of Account. Upon resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its account, which settlement shall be made, at the Trustee's option, either by an agreement of settlement between the Trustee and the Employer or by a judicial settlement in an action instituted by the Trustee.

9.05 Expenses and Compensation. The Trustee shall not be obligated to transfer Trust assets until the Trustee is provided assurance by the Employer satisfactory to the Trustee that all fees and expenses reasonably anticipated will be paid.

9.06 Termination of Responsibility and Liability. Upon settlement of the account and transfer of the Trust Fund to the successor trustee, all rights and privileges under this Trust Agreement shall vest in the successor trustee and all responsibility and liability of the Trustee with respect to the Trust and assets thereof shall, except as otherwise required by ERISA, terminate subject only to the requirement that the Trustee execute all necessary documents to transfer the Trust assets to the successor Trustee.

Article X

Amendment and Termination

10.01 Amendment. The Employer reserves the right to amend this Trust Agreement, provided that no amendment of this Trust Agreement or the Plan shall be effective which would (a) cause any assets of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries other than an amendment permissible under the Code and ERISA, or (b) affect the rights, duties, responsibilities, obligations or liabilities of the Trustee without the Trustee's written consent. The Employer shall amend this Trust Agreement as requested by the Trustee to reflect changes in law which counsel for the Trustee advises the Trustee require such changes. Amendments to the Trust Agreement or a certified copy of the amendments shall be delivered to the Trustee promptly after adoption, and if practicable under the circumstances, any proposed amendment under consideration by the Employer shall be communicated to the Trustee to permit the Trustee to review and comment thereon in due course before the Employer acts on the proposed amendment.

10.02 Termination. The Trust may be terminated by the Employer upon at least 60 days' written notice to the Trustee. Upon such termination, and subject to Section 11.01 hereof, the Trust Fund shall be distributed as directed by the Named Administrative Fiduciary.

Article XI

Miscellaneous

11.01 Exclusive Benefit Rule. Except as provided in Section 11.02, or as otherwise permitted or required by ERISA or the Code, no asset of the Trust shall be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries or for the reasonable expenses of administering the Plan and Trust until all liabilities for benefits due Plan participants or their beneficiaries have been satisfied.

11.02 Refunds to Employer. The Trustee shall, upon the written direction of the Named Administrative Fiduciary which shall include a certification that such action is proper under the Plan, ERISA and the Code specifying any relevant sections thereof, return to the Employer any amount referred to in Section 403(e)(2) of ERISA.

11.03 Authorized Action. Any action to be taken under this Trust Agreement by an Employer or other person which is: (a) a corporation shall be taken by the board of directors of the corporation or any person or persons duly empowered by the board of directors to take the action involved, (b) a partnership shall be taken by an authorized general partner of the partnership, and (c) a sole proprietorship by the sole proprietor.

11.04 Text of Plan. The Employer represents that, prior to the execution of this Trust Agreement by both parties, it delivered to the Trustee the text of the Plan as in effect as of the date of this Trust Agreement. The Employer shall deliver to the Trustee promptly after adoption thereof a certified copy of any amendment of the Plan.

11.05 Conflict with Plan. The rights, duties, responsibilities, obligations and liabilities of the Trustee are as set forth in this Trust Agreement, and no provision of the Plan or any other document shall be deemed to affect such rights, duties, responsibilities, obligations and liabilities. If there is a conflict between provisions of the Plan and this Trust Agreement with respect to any subject involving the Trustee, including but not limited to the responsibility, authority or powers of the Trustee, the provisions of this Trust Agreement shall be controlling.

11.06 Failure to Maintain Qualification. If the Trust fails to qualify as a qualified trust under section 401(a) of the Code, or loses its status as such a qualified trust, the Employer shall immediately so notify the Trustee, and the Trustee shall, without further notice or direction, remove the Trust assets from any common or collective trust fund maintained by the Trustee or its affiliate for investments by qualified trusts.

11.07 Governing Law and Construction. This Trust Agreement and the Trust shall be construed, administered and governed under ERISA and other pertinent federal law, and to the extent that federal law is inapplicable, under the laws of the state in which the Trustee is incorporated as set forth above. If any provision of this Trust Agreement is susceptible to more than one interpretation, the interpretation to be given is that which is consistent with the Trust being a qualified trust under section 401(a) of the Code. If any provision of this Trust Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective to the extent possible under the circumstances.

11.08 Successors and Assigns. This Trust Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

11.09 Gender. As used in this Trust Agreement, the masculine gender shall include the feminine and the neuter genders and the singular shall include the plural and the plural the singular, as the context requires.

11.10 Headings. Headings and subheadings in this Trust Agreement are for convenience of reference only and are not to be considered in the construction of the provisions of the Trust Agreement.

11.11 Counterparts. This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and these counterparts shall constitute one and the same instrument which may be sufficiently evidenced by any one counterpart.

IN WITNESS WHEREOF, the Employer and the Trustee have executed this Trust Agreement each by action of a duly authorized person.

Employer:_______________________________________________________________________

By (signature):_________________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________


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         Merrill Lynch Trust____________________________________

         By:_____________________________________________________________

         Name:___________________________________________________________

         Title:__________________________________________________________
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Plan Sponsor Copy

   The shaded areas will be completed by Merrill Lynch Trust.

IN WITNESS WHEREOF, the Employer and the Trustee have executed this Trust Agreement each by action of a duly authorized person.

Employer:______________________________________________________________________

By (signature):________________________________________________________________

Name:__________________________________________________________________________

Title:_________________________________________________________________________

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         Merrill Lynch Trust_____________________________

         By:__________________________________________________________

         Name:________________________________________________________

         Title:_______________________________________________________
--------------------------------------------------------------------------------


Merrill Lynch Trust Copy

   The shaded areas will be completed by Merrill Lynch Trust.